Securities Act
                                                             File No. 333-106498
                                                             ICA No. 811- 21384


   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 1, 2003

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A/A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ X ]


                   Pre-Effective Amendment No. _1__                    [ X ]


                   Post-Effective Amendment No. ___                    [   ]

                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ X ]


                        Post-Effective Amendment No. 1 _


                        (Check Appropriate Box or Boxes)

                                 NEW RIVER FUNDS
                                 ---------------
               (Exact Name of Registrant as Specified in Charter)

                               1902 Downey Street
                             Radford, Virginia 24141
                           Attention: Michelle Pedzich
               (Address of Principal Executive Offices)(Zip Code)

                                 (540) 633-7900
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 WITH A COPY TO:
                                 ---------------

      Michael P. O'Hare, Esq.               Stephen C. Schuyler, General Counsel
Stradley Ronon Stevens & Young, LLP               Gemini Fund Services, LLC
     2600 One Commerce Square                  The Hauppauge Corporate Center
 Philadelphia, Pennsylvania 19103                     150 Motor Parkway
                                                 Hauppauge, New York  11788

                 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE
                 (Approximate Date of Proposed Public Offering)

                          SHARES OF BENEFICIAL INTEREST
                     (Title of Securities Being Registered)

 THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES
   AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL
          FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
 SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT
                         TO SECTION 8(A), MAY DETERMINE.


      It is proposed that this filing will become effective (check appropriate box):

( )   immediately upon filing pursuant to paragraph (b).
( )   on (date) pursuant to paragraph (b).
( )   60 days after filing pursuant to paragraph (a)(1).
( )   on (date) pursuant to paragraph (a)(1).
( )   75 days after filing pursuant to paragraph (a)(2).
( )   on (date) pursuant to paragraph (a)(2) of Rule 485.

PROSPECTUS
October 1, 2003


                                                                 NEW RIVER FUNDS
                                                      NEW RIVER CORE EQUITY FUND

                                                NEW RIVER CORE FIXED INCOME FUND

                                                        NEW RIVER SMALL CAP FUND



                                                          INVESTMENT MANAGER:
                                                          NEW RIVER ADVISERS LLC
                                                          1902 DOWNEY STREET
                                                          RADFORD, VA 24141

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO SUGGEST OTHERWISE.

--------------------------------------------------------------------------------
OVERVIEW
--------------------------------------------------------------------------------

The New River Funds are a family of no-load mutual funds managed by New River Advisers LLC in Radford, Virginia. The Funds were created to serve as investment options for clients of Third Security, LLC in Radford, Virginia and its affiliated investment advisory firms: New River Advisers LLC, Howe and Rusling, Inc., in Rochester, New York and Cook Mayer Taylor in Memphis, Tennessee. The following three New River Funds are currently available for investment:

The NEW RIVER CORE EQUITY FUND seeks to provide long-term capital appreciation. The Fund typically invests in a diversified portfolio of common stocks of medium and large capitalization companies that are selected to serve as the core equity portion of an investor's overall investment plan.

The NEW RIVER CORE FIXED INCOME FUND seeks to provide current income. The Fund typically invests in a diversified portfolio of intermediate term, investment grade fixed income securities that are selected to serve as the core fixed income portion of an investor's overall investment plan.

The NEW RIVER SMALL CAP FUND seeks to provide long-term capital appreciation. The Fund typically invests in a diversified portfolio of common stocks of smaller capitalization U.S. companies that are selected using a research-driven, value-oriented investment strategy. The Fund is intended to serve as an option for the more aggressive equity portion of an investor's overall investment plan.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT GOALS, STRATEGIES AND RISKS.........................................2

   NEW RIVER CORE EQUITY FUND..................................................2

   NEW RIVER CORE FIXED INCOME FUND............................................5

   NEW RIVER SMALL CAP FUND....................................................7

FEES AND EXPENSES.............................................................10

MANAGEMENT OF THE FUNDS.......................................................12

   MANAGER....................................................................12

   SUB-ADVISERS...............................................................12

   PRIOR PERFORMANCE OF SUB-ADVISERS..........................................13

VALUATION OF FUND SHARES......................................................16

BUYING SHARES.................................................................16

SELLING SHARES................................................................19

DISTRIBUTION OF FUND SHARES...................................................23

DISTRIBUTION AND TAXES........................................................23





TABLE OF CONTENTS

--------------------------------------------------------------------------------
INVESTMENT GOALS, STRATEGIES AND RISKS
--------------------------------------------------------------------------------


NEW RIVER CORE EQUITY FUND

Investment Goal

The New River Core Equity Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of common stocks of medium and large capitalization companies that the sub-adviser believes are the most attractive within their respective industries and have the potential for capital appreciation. To select securities for investment, the sub-adviser researches individual companies and employs a bottom up, fundamental investment approach to evaluate stocks based on both growth and value characteristics. An example of a security with growth characteristics is one where the sub-adviser believes the company will experience earnings growth at a faster rate than that of its industry competitors or the economy in general. Securities with value characteristics are those that the sub-adviser believes are trading at undervalued prices and have an above-average potential to increase in price based on the economic value of the firm. Some of the factors that the sub-adviser considers when selecting securities for investment are:

      o    Price to cash flow ratio
      o    Expected earnings growth rates
      o    Return on investment
      o    Return on equity
      o    Stability of earnings growth
      o    Relative price-to-earnings multiple


The sub-adviser also analyzes economic trends, earnings growth rates and general market conditions to select industries within which to find the best investments for the Fund.

The Fund invests primarily in companies that operate in the U.S. or globally with shares traded on U.S. stock exchanges. The Fund is also authorized to invest up to 20% of its assets in foreign companies, and makes such investments through sponsored or unsponsored American or European Depositary Receipts (ADRs or EDRs) traded on U.S. stock exchanges. Depository Receipts are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign company.

The Fund may sell holdings that the sub-adviser believes have exceeded their fair market value, become too large a position, experience a change in fundamentals or are subject to other factors that may contribute to relative under performance.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities, including securities with an equity component such as preferred stock, warrants, rights or other securities that are convertible into or exchangeable for shares of common stock. This investment policy can be changed without shareholder approval, however, shareholders would be given at least 60 days' notice prior to any such change. The Fund's equity investments may generate some dividend income, as many of the larger companies selected for investment pay dividends. The Fund may invest up to 5% of its net assets in illiquid securities.


For cash management purposes, the Fund may also invest in high quality money market instruments such as short-term obligations of the U.S. government, its agencies or instrumentalities, bank obligations, commercial paper, repurchase agreements or money market mutual funds. In response to extreme or adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in such short-term instruments for temporary or defensive purposes. In such cases, the Fund may not be able to achieve its investment objective.




INVESTMENT GOALS, STRATEGIES AND RISKS

PRINCIPAL RISKS

AS WITH ALL MUTUAL FUNDS, THERE IS THE RISK THAT YOU COULD LOSE MONEY THROUGH YOUR INVESTMENT IN THE FUND. ALTHOUGH THE FUND WILL STRIVE TO MEET ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL. The principal risks that could adversely affect the value of your investment in the Fund include the following:

     o STOCK MARKET RISK. Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund's investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

     o COMPANY RISK. Common stock prices are subject to market, economic and business risks that will cause their prices to fluctuate over time. The value of individual stocks may decrease in response to company financial prospects or changing expectations for the performance of the company. While common stocks have historically been a leading choice of long-term investors, stock prices may decline over short or even extended periods.


     o MID CAP COMPANY RISK. To the extent the sub-adviser invests Fund assets in securities of mid-sized or newer companies, these investments may be riskier than investments in larger, more established companies. In addition, mid-sized companies may be subject to wider variations in earnings and business prospects than are larger, more established companies.


     o FOREIGN INVESTING. Investing in foreign companies may involve more risks than investing in U.S. companies. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates and the new euro currency), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

SUITABILITY

The Fund may be a suitable investment for:
     o Long-term investors seeking a combination growth and value investment strategy
     o    Investors willing to accept price fluctuations in their investments
     o    Investors willing to accept risks associated with equity investments

The Fund may not be appropriate for:
     o    Investors pursuing a short-term goal
     o    Investors who need regular income

FUND PERFORMANCE

Because the Fund has recently commenced investment operations, no performance information is available for the Fund at this time. In the future, performance information will be presented in this section. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

ADDITIONAL INFORMATION

The Fund's investment goal and strategies described in this Prospectus are not fundamental investment policies and can be changed by the Board without shareholder approval. If the Fund's goal is changed, the Fund will notify shareholders before the change becomes effective. More information about the Fund's investment policies, as well as its fundamental investment restrictions, is contained in a Statement of Additional Information, which is available upon request without charge.






INVESTMENT GOALS, STRATEGIES AND RISKS

NEW RIVER CORE FIXED INCOME FUND

INVESTMENT GOAL

The New River Core Fixed Income Fund seeks to provide current income.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests primarily in a diversified portfolio of intermediate term, investment grade fixed income securities that the sub-adviser selects based on an analysis of structural features such as duration, maturity, credit quality and repayment or distribution schedules.

Using proprietary, quantitative economic models to evaluate interest rate changes and both quantitative and qualitative assessments of market conditions, the sub-adviser attempts to manage the maturity and duration of the Fund in an effort to mitigate risk and maximize current income. The Fund generally intends to maintain an average dollar-weighted maturity of between 2 and 10 years. The intermediate spectrum of the bond market offers greater income potential but more risk of principal than 0 to 2 year spectrum and less volatility/risk than the 10-year and greater range of fixed income instruments with correspondingly reduced potential returns.

In choosing investments, the sub-adviser selects securities in various market sectors based on an assessment of changing economic, market, industry and issuer conditions. The sub-adviser uses a "top-down" analysis of macroeconomic trends, combined with a "bottom-up" fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events. The sub-adviser evaluates business cycles, changes in yield curves and apparent imbalances in values between and within markets. The Fund currently intends to limit its investments in foreign securities to 10% or less of its total assets.

The fixed income securities held by the Fund may include corporate debt securities, U.S. government and agency securities, mortgage and asset backed securities and municipal bonds. The Fund generally invests in investment grade securities, or in unrated securities the sub-adviser determines are comparable. Securities rated in the top four ratings categories by nationally recognized independent rating agencies such as Moody's Investor Service, Inc. and Standard & Poor's Rating Group are considered "investment grade." The Fund may invest up to 15% of its net assets in non-investment grade debt securities but will not invest in securities rated lower than B by S&P or B2 by Moody's. The Fund's focus on the credit quality of its portfolio is intended to reduce credit risk and help to preserve the Fund's capital.

Under normal conditions, the Fund attempts to achieve its investment goal by investing at least 80% of its assets in fixed income securities. This investment policy can be changed without shareholder approval, however, shareholders would be given at least 60 days' notice prior to any such change. The Fund may invest up to 15% of its net assets in illiquid securities.


For cash management purposes, the Fund may also invest in high quality money market instruments such as short-term obligations of the U.S. government, its agencies or instrumentalities, bank obligations, commercial paper, repurchase agreements or money market mutual funds.

In response to extreme or adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in such short-term instruments for temporary or defensive purposes. In such cases, the Fund may not be able to achieve its investment objective.

PRINCIPAL RISKS.

AS WITH ALL MUTUAL FUNDS, THERE IS THE RISK THAT YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. ALTHOUGH THE FUND WILL STRIVE TO MEET ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL. The principal risks that could adversely affect the value of your investment in the Fund include the following:



INVESTMENT GOALS, STRATEGIES AND RISKS

     o INTEREST RATE RISK. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise. Securities with longer maturities may be more sensitive to interest rate changes.

     o CREDIT RISK. Issuers of fixed income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation. Fixed income securities rated in the fourth classification by Moody's (Baa) and Standard & Poor's (BBB) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

     o LOWER-RATED SECURITIES. Securities rated below investment grade, sometimes called "high yield" or "junk" bonds, generally have more credit risk than higher-rated securities. Companies issuing high yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.


     o PREPAYMENT RISK. Certain types of pass-through securities, such as mortgaged-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

SUITABILITY

The Fund may be a suitable investment for:
     o    Long term investors seeking regular income
     o    Investors seeking a fixed-income component

The Fund may not be appropriate for:
     o    Investors pursuing capital appreciation
     o    Investors with an investment horizon of less than 1 year

PERFORMANCE INFORMATION


Because the Fund has recently commenced investment operations, no performance information is available for the Fund at this time. In the future, performance information will be presented in this section. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.


ADDITIONAL INFORMATION

The Fund's investment goal and strategies described in this Prospectus are not fundamental investment policies and can be changed by the Board without shareholder approval. If the investment goal is changed, the Fund will notify shareholders before the change becomes effective. More information about the Fund's investment policies, as well as its fundamental investment restrictions, is contained in a Statement of Additional Information, which is available upon request without charge.




INVESTMENT GOALS, STRATEGIES AND RISKS

NEW RIVER SMALL CAP FUND

INVESTMENT GOAL

The New River Small Cap Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks of smaller capitalization U.S. companies that the sub-adviser selects using a research-driven, value-oriented investment strategy. Securities with value characteristics are those that the sub-adviser believes are trading at undervalued prices and have an above-average potential to increase in price. The Fund maintains a diversified portfolio that is expected to consist of stocks of 25-35 companies at any given time.

The Fund generally seeks to invest in companies with under-recognized operational strengths that produce meaningful cash flows in relation to the total capitalizations of the firms themselves. Within the universe of smaller capitalization companies, the Sub-Adviser assesses multiple fundamental criteria to identify what it believes are the more attractive companies for investment. When selecting investments, the sub-adviser seeks companies with some or all of the following attributes:

     o    Substantial discretionary cash flow
     o    Competitive advantage
     o    Unrecognized operational strengths
     o    Effective management teams
     o    Strong balance sheet
     o    Increasing returns on capital
     o    Favorable price to book ratio
     o    Discount to private market value

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies with a stock market capitalization (share price multiplied by the number of shares outstanding) between $100 million and $2 billion at time of purchase. This 80% market capitalization policy can be changed without shareholder approval, however, shareholders would be given at least 60 days' notice prior to any such change.

The Fund generally seeks to buy and hold stocks for the long term, but will sell holdings that the sub-adviser believes have exceeded their intrinsic market value, become too large a position, experienced a change in fundamentals or are subject to other factors that may contribute to relative under performance. The Fund generally seeks to hold positions in companies as they increase in market capitalization as long as the sub-adviser considers the company to remain an attractive investment with capital appreciation potential. The Fund may invest up to 5% of its net assets in illiquid securities and may invest up to 5% of its net assets in foreign company securities.


For cash management purposes, the Fund may also invest in high quality money market instruments such as short-term obligations of the U.S. government, its agencies or instrumentalities, bank obligations, commercial paper, repurchase agreements or money market mutual funds.

In response to extreme or adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in such short-term instruments for temporary or defensive purposes. In such cases, the Fund would not be able to achieve its investment objective.


INVESTMENT GOALS, STRATEGIES AND RISKS

PRINCIPAL RISKS

AS WITH ALL MUTUAL FUNDS, THERE IS THE RISK THAT YOU COULD LOSE MONEY THROUGH YOUR INVESTMENT IN THE FUND. ALTHOUGH THE FUND WILL STRIVE TO MEET ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL. The principal risks that could adversely affect the value of your investment in the Fund include the following:


     o STOCK MARKET RISK. Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund's investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund's investments will under perform either the securities markets generally or particular segments of the securities markets.

     o COMPANY RISK. Common stock prices are subject to market, economic and business risks that will cause their prices to fluctuate over time. The value of individual stocks may decrease in response to company financial prospects or changing expectations for the performance of the company. While common stocks have historically been a leading choice of long-term investors, stock prices may decline over short or even extended periods.

     o SMALL COMPANY RISK. Companies with smaller market capitalizations often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund's assets.

     o VALUE INVESTING. Because the Fund uses a value-oriented approach, there is a risk that the market will not recognize a stock's intrinsic value for an unexpectedly long time, or that the sub-adviser's calculation of the underlying value will not be reflected in the market price. Finally, the sub-adviser's calculation of a stock's intrinsic value involves estimates of future cash flow, which may prove to be incorrect, and therefore, result in sales of the stock at prices lower than the Fund's original purchase price.

     o LESS LIQUID SECURITIES. The smaller company stocks purchased and held by the Fund tend to trade in markets that are less liquid than markets for larger company stocks. Therefore, the sale of stocks held by the Fund often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may invest up to 5% of its respective net assets in illiquid securities. Illiquid securities may offer a higher yield or greater potential for capital appreciation than securities that are more readily marketable, but they may not always be marketable on advantageous terms, if at all. A domestically traded security that is not registered under the Securities Act of 1933 will not be considered illiquid if the sub-adviser determines that an adequate investment trading market exists for that security. However, there can be no assurance that a market will exist for any illiquid security at a particular time.

     o FOREIGN INVESTING. Investing in foreign companies may involve more risks than investing in U.S. companies. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates and the new euro currency), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.


SUITABILITY

The Fund may be a suitable investment for:
     o    Long-term investors seeking a value investment strategy
     o    Investors willing to accept price fluctuations in their investments
     o Investors willing to accept risks associated with more aggressive equity investments




INVESTMENT GOALS, STRATEGIES AND RISKS

The Fund may not be appropriate for:
     o    Investors pursuing shorter-term investment goals
     o    Investors who need regular income


PERFORMANCE INFORMATION


Because the Fund has recently commenced investment operations, no performance information is available for the Fund at this time. In the future, performance information will be presented in this section. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.


ADDITIONAL INFORMATION

The Fund's investment goal and strategies described in this Prospectus are not fundamental investment policies and can be changed by the Board without shareholder approval. If the investment goal is changed, the Fund will notify shareholders before the change becomes effective. More information about the Fund's investment policies, as well as its fundamental investment restrictions, is contained in a Statement of Additional Information, which is available upon request without charge.






INVESTMENT GOALS, STRATEGIES AND RISKS

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------



This table describes the fees and expenses that are incurred when you buy, hold or sell shares of the Funds.
--------------------------------------------------------------------------------

                                                            CORE
                                                   CORE     FIXED        SMALL
                                                  EQUITY    INCOME        CAP
                                                   FUND     FUND         FUND

--------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
-------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                 None      None        None

-------------------------------------------------
Maximum Deferred Sales Charge (Load)                None      None        None
(as a percentage of offering price)
-------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends                                None      None        None
-------------------------------------------------
Redemption Fee(1)                                   2.00%     2.00%       2.00%
-------------------------------------------------
Exchange Fee                                        None      None        None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
=================================================

Management Fees                                     0.80%     0.60%       1.00%
-------------------------------------------------
Distribution and Service (12b-1) Fees               0.25%     0.25%       0.25%
-------------------------------------------------
Other Expenses(2)                                   5.28%     5.73%      10.83%
-------------------------------------------------
Total Annual Fund Operating Expenses                6.33%     6.58%      12.08%
-------------------------------------------------
Fee Waiver and/or Expense Limitation               (4.53)%   (4.98)%    (10.08)%
-------------------------------------------------
Net Expenses(3)                                     1.80%     1.60%       2.00%
--------------------------------------------------------------------------------

(1)The Fund charges a fee of 2.00% on redemptions of shares held for less than 6 months. You may be charged a $10.00 fee for wire redemptions. A redemption fee will not apply to shares involuntarily redeemed. You will be assessed fees for outgoing wire transfers and returned checks.
(2)These expenses, which include custodian, transfer agency, shareholder servicing and other customary fund expenses, are based on estimated amounts for the Funds' current fiscal year.
(3)The Manager has agreed contractually to waive its management fees and/or to make payments to limit Fund expenses, other than extraordinary or non-recurring expenses, at least until December 31, 2004 such that the net annual operating expenses of the Core Equity Fund, Core Fixed Income Fund and Small Cap Fund will not exceed 1.80%, 1.60% and 2.00%, respectively, of average daily net assets subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.






FEES AND EXPENSES

FEE EXAMPLES: These examples help you compare the cost of investing in shares of the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, you reinvest all dividends and capital gain distributions and that the Funds' operating expenses remain the same.


Please note that the 1 Year example and the first year of the 3 Year example below reflect the effect of the manager's expense limitation agreement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
                             ----------------------------- ------------ --------
                                                           1 YEAR       3 YEAR
                             ----------------------------- ------------ --------

                             CORE EQUITY FUND              $183         $1,472
                             -----------------------------
                             CORE FIXED INCOME FUND        $163         $1,502
                             -----------------------------
                             SMALL CAP FUND                $203         $2,518
                             ----------------------------- ------------ --------

If the expense limitation agreement were discontinued, the 1 Year and 3 Year example amounts would be:

                             ----------------------------- ------------ --------
                                                           1 YEAR       3 YEAR
                             ----------------------------- ------------ --------

                             CORE EQUITY FUND                $629       $1,861
                             -----------------------------
                             CORE FIXED INCOME FUND          $653       $1,928
                             -----------------------------
                             SMALL CAP FUND                $1,165       $3,254
                             ----------------------------- ------------ --------




FEES AND EXPENSES

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

MANAGER

New River Advisers LLC, 1902 Downey Street, Radford, Virginia, 24141, serves as the investment manager to each of the Funds and is registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Manager is a wholly-owned subsidiary of Third Security, LLC. Third Security, LLC is a private equity investment firm providing services to its affiliated companies. Although Third Security, LLC and its affiliates have an established investment advisory business, the Manager has no previous experience as an investment adviser to mutual funds.


The Manager has overall supervisory responsibility for the general management and investment of each Fund and its securities portfolio. Subject to review and approval by the Board of Trustees of New River Funds, the Manager sets each Fund's overall investment strategies, evaluates, selects and recommends sub-advisers to manage the assets of each Fund and supervises and evaluates the performance of the sub-advisers. The Manager may, in the future directly manage the assets of funds within the fund complex.

The Core Equity Fund, Core Fixed Income Fund and Small Cap Fund each pay a management fee to the Manager equal to 0.80%, 0.60% and 1.00%, respectively, of the average net assets of the Fund.

The Manager has agreed contractually to waive its management fees and/or to make payments to limit Fund expenses, other than extraordinary or non-recurring expenses, at least until December 31, 2004, so that the total annual operating expenses of each Fund do not exceed specified limits. Waivers and expense payments may be recouped by the Manager from a Fund to the extent that overall expenses fall below the specified limits within three years of when the amounts were waived or recouped. Fee waiver and reimbursement arrangements can decrease a Fund's expenses and boost its performance.

SUB-ADVISERS

The Manager has entered into sub-advisory agreements with the following sub-advisers to manage the investment portfolio of each Fund. Each sub-adviser is an affiliate of the Manager. Each sub-adviser will be compensated in an amount equal to 80% of the management fee received by the Manager.

HOWE AND RUSLING, INC.

Howe and Rusling, Inc. ("Howe and Rusling"), 120 East Avenue, Rochester, New York 14604, serves as sub-adviser for the Core Equity Fund and Core Fixed Income Fund using a team approach. Howe and Rusling is a federally registered investment advisory firm that has been in business since 1930. As of June 30, 2003, the firm had $480.2 million of assets under management in private accounts.

COOK MAYER TAYLOR

Michael W. Cook Asset Management, Inc. (which does business under the name "Cook Mayer Taylor"), 5170 Sanderlin Avenue, Suite 200, Memphis, Tennessee 38117, serves as the sub-adviser for the Small Cap Fund. Cook Mayer Taylor is a federally registered investment advisory firm that has been in business for more than thirteen years. As of June 30, 2003, the firm had $96.6 million of assets under management in private accounts. The co-portfolio managers for the Fund are Michael W. Cook and Andrew G. Taylor.

Mr. Cook, 46, founded Michael W. Cook Asset Management, Inc. in 1989 and serves as its Chairman. Prior to founding Cook Mayer Taylor, Mr. Cook was a portfolio manager and trust officer for Front Street Capital Management and an Account Executive with Merrill Lynch & Company. Mr. Cook is a member of AIMR and Memphis Society of Financial Analysts. He attended Covenant College where he studied religion, philosophy and history. Mr. Cook is primarily responsible for research, security selection, and portfolio management.



MANAGEMENT OF THE FUNDS

Mr. Taylor, 39, is Cook Mayer Taylor's President. He received both his B.B.A. in Finance and Marketing, and M.B.A. in Finance from Baylor University, completing the latter in 1987. Mr. Taylor is a CFA and a member of both AIMR and Memphis Society of Financial Analysts. Mr. Taylor served as a financial analyst for Union Planters National Bank and Schering-Plough prior to joining Mr. Cook in 1990. Mr. Taylor's duties include investment research, portfolio management and supervision of trading and compliance.

PRIOR PERFORMANCE OF SUB-ADVISERS


Cook Mayer Taylor (sub-adviser to the Small Cap Fund)

Provided below is a composite showing the historical performance of client accounts managed by Cook Mayer Taylor according to the same investment goal and substantially similar investment strategies and policies as those of the Small Cap Fund. For comparison purposes the performance composite is measured against the S&P 500, the Russell 2000 and the Russell 2000 Value stock indices.

This information is provided to illustrate the past performance of Cook Mayer Taylor in managing client accounts in a substantially similar manner as the Fund but does not represent the performance of the Small Cap Fund. Past performance is no guarantee of future results. Performance results may be materially affected by market and economic conditions. Investors should not consider this performance data as an indication of future performance of the Small Cap Fund, or the return an individual investor might achieve by investing in the Fund.

The Fund's results may be lower than the composite performance figures shown because of, among other things, differences in fees and expenses. The Fund's results may also be lower because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940 or the Internal Revenue Code which, if applicable, could have adversely affected the performance of the client accounts.

CMT SMALL CAP COMPOSITE

                             ASSET WEIGHTED RETURNS

........ ....... ........ ....... .......... ........... ............. ............ ................. ............ .............
        cmt     cmt      S&P     Russell    Russell     # of          Composite    Total Composite   % of Firm    Total Firm
        gross   net      500     2000       2000 VALUE  Accounts      dispersion   assets            assets       Assets
                                                        in composite               (Millions)                     (millions)
........ ....... ........ ....... .......... ........... ............. ............ ................. ............ .............
2002    2.03%   1.26%   -22.10%  -20.48%    -11.43%     22            1.6%         $49               46%         $107
........ ....... ....... ........ .......... ........... ............. ............ ................. ........... .............
2001    1.80%   1.05%   -11.89%  2.49%      14.03%      20            1.3%         $48               39%         $120
........ ....... ....... ........ .......... ........... ............. ............ ................. ........... .............
2000    8.71%   7.93%   -9.10%   -3.03%     22.80%      18            2.2%         $41               30%         $137
........ ....... ....... ........ .......... ........... ............. ............ ................. ........... .............
1999    33.10%  32.23%  21.04%   21.26%     -1.48%      23            2.7%         $69               48%         $144
........ ....... ....... ........ .......... ........... ............. ............ ................. ........... .............
1998    4.15%   3.45%   28.58%   -2.56%     -6.44%      27            1.5%         $58               42%         $136
........ ....... ....... ........ .......... ........... ............. ............ ................. ........... .............
1997    27.43%  26.60%  33.36%   22.37%     31.80%      27            0.7%         $61               50%         $123
........ ....... ....... ........ .......... ........... ............. ............ ................. ........... .............
1996    25.44%  24.56%  22.96%   16.51%     21.37%      32            1.2%         $56               58%         $97
........ ....... ....... ........ .......... ........... ............. ............ ................. ........... .............
1995    28.02%  26.98%  37.58%   28.45%     25.75%      31            1.0%         $48               77%         $63
........ ....... ....... ........ .......... ........... ............. ............ ................. ........... .............
1994    2.93%   2.00%   1.32%    -1.82%     -1.55%      21            0.8%         $18               74%         $24
........ ....... ....... ........ .......... ........... ............. ............ ................. ........... .............
1993    16.49%  15.47%  10.08%   18.88%     23.84%      15            0.5%         $11               77%         $14
........ ....... ....... ........ .......... ........... ............. ............ ................. ........... .............
1992    10.15%  9.14%   7.62%    18.42%     29.14%      8             0.6%         $7                84%         $8
........ ....... ....... ........ .......... ........... ............. ............ ................. ........... .............
1991    31.80%  30.38%  30.47%   46.03%     41.72%      6             1.6%         $2                62%         $4
........ ....... ....... ........ .......... ........... ............. ............ ................. ........... .............
1990    -3.94%  -5.02%  -3.10%   -19.52%    -21.77%     5 or Fewer    N/A          $1                38%         $2
........ ....... ....... ........ .......... ........... ............. ............ ................. ........... .............


MANAGEMENT OF THE FUNDS

CUMULATIVE ANNUALIZED RETURNS

                          PERIODS ENDING JUNE 30, 2003

.................. ............ ............ .......... .......... ............
                       CMT           CMT    S&P        Russell    Russell
                      GROSS          NET    500        2000       2000 VALUE
.................. ............ ............ .......... .......... ............
.................. ............ ............ .......... .......... ............
YTD 6/30/03*      16.24%       15.81%       11.76%     17.88%     16.49%
.................. ............ ............ .......... .......... ............
.................. ............ ............ .......... .......... ............
1 Year            15.19%       14.32%       0.25%      -1.64%     -3.80%
.................. ............ ............ .......... .......... ............
.................. ............ ............ .......... .......... ............
3 Years           11.57%       10.75%       -11.20%    -3.30%     10.93%
.................. ............ ............ .......... .......... ............
.................. ............ ............ .......... .......... ............
5 Years           9.66%        8.87%        -1.61%     0.96%      4.98%
.................. ............ ............ .......... .......... ............
.................. ............ ............ .......... .......... ............
10 Years          14.90%       14.04%       10.04%     8.24%      11.35%
.................. ............ ............ .......... .......... ............

        *Period less than one year is not annualized.

The CMT Small Cap Composite is made up of fully discretionary client accounts, including those accounts no longer with the firm. Closed accounts are included in the composite during the period they were managed and are not removed from the historical rate of return. The minimum account size to be included in the composite is $300,000, because of necessary differences in the management of smaller accounts and because of the fact that they are not managed in a manner substantially similar to those in accounts in the composite. The U.S. dollar is the currency used to express performance. Returns are stated gross and net of all fees and include the reinvestment of all income. Gross returns will be reduced by investment advisory fees and other expenses that may be incurred in the management of the Fund. Actual investment advisory fees incurred by Cook Mayer Taylor client accounts may vary. The annual composite dispersion presented is an asset-weighted calculation of performance dispersion for accounts in the composite for the entire year. Leverage is not used in the composite.

Cook Mayer Taylor maintains a complete list and description of composites, which is available upon request. The CMT Small Cap Composite was created on January 1, 1990. Trade date valuation has been used since January 1, 1994. Prior to 1994, settlement date valuation was used.

Cook Mayer Taylor prepared and presents the composite performance information in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(R)), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS(R))). AIMR-PPS(R) itself has not been involved with the preparation or review of the composite. A third-party verification as set forth by the AIMR-PPS(R) standards has been conducted by Ashland Partners & Co LLP from January 1, 1990 through March 31, 2003. Subsequent periods are currently undergoing verification by Ashland Partners & Co LLP and as such, performance may be subject to change.







MANAGEMENT OF THE FUNDS

Howe and Rusling, Inc. (sub-adviser to the Core Fixed Income Fund)

Provided below is composite performance data showing the historical performance of fixed-income accounts managed by Howe and Rusling according to the same investment goal and substantially similar investment strategies and policies as those of the Core Fixed Income Fund (the "Bond Accounts"). For comparison purposes, the performance composite is measured against the Lehman Intermediate Government/Credit Bond Index.

The same team of portfolio managers at Howe and Rusling manage the Bond Accounts and the Core Fixed Income Fund. The Bond Accounts represent assets of approximately $61.4 million as of June 30, 2003.

This information is provided to illustrate the past performance of Howe and Rusling in managing client accounts in a substantially similar manner as the Fund but does not represent the performance of the Core Fixed Income Fund. Past performance is no guarantee of future results. Performance results may be materially affected by market and economic conditions. Investors should not consider this performance data as an indication of future performance of the Core Fixed Income Fund, or the return an individual investor might achieve by investing in the Fund.

The Fund's results may be lower than the composite performance figures shown because of, among other things, differences in fees and expenses. The Fund's results may also be lower because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940 or the Internal Revenue Code which, if applicable, could have adversely affected the performance of the client accounts.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2003

YEAR ENDING
 6/30/03                    1-YEAR       3-YEARS*     5-YEARS*   10-YEARS*

--------------------------- ------------ ----------- ---------- -----------

--------------------------- ------------ ----------- ---------- -----------
HOWE & RUSLING (GROSS)
                             9.93%        10.47%      7.63%      7.49%
--------------------------- ------------ ----------- ---------- -----------
HOWE & RUSLING   (NET)
                             9.55%        10.10%      7.28%      7.13%
--------------------------- ------------ ----------- ---------- -----------
LEHMAN INTERMEDIATE
GOVT/CREDIT INDEX            10.82%       10.00%      7.64%      6.87%
--------------------------- ------------ ----------- ---------- -----------
*Annualized

The performance composite is made up of fully discretionary client accounts, including those accounts no longer with the firm. Closed accounts are included in the composite during the period they were managed and are not removed from the historical rate of return. The minimum account size to be included in the composite is $200,000, because of necessary differences in the management of smaller accounts and because of the fact that they are not managed in a manner substantially similar to those in accounts in the composite. The U.S. dollar is the currency used to express performance. Gross returns will be reduced by investment advisory fees and other expenses that may be incurred in the management of the Fund.

All returns presented are calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. All returns are presented on a gross of fee and net of fee basis. Net of fee returns reflect the deduction of investment management fees and transaction costs. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and cash equivalents are included in performance returns. The composite's returns are calculated on a time-weighted basis.




MANAGEMENT OF THE FUNDS

VALUATION OF FUND SHARES
--------------------------------------------------------------------------------

Shares of each Fund are sold at the net asset value per share (NAV), which is determined by each Fund as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the Fund is open for business (generally the same days that the New York Stock Exchange (NYSE) is open). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.
Each Fund's securities are generally valued each day at their current market value. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith in accordance with procedures approved by the Trust's Board of Trustees.


ANTI-MONEY LAUNDERING AND CUSTOMER IDENTIFICATION
--------------------------------------------------------------------------------

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, social security number/Tax ID number and other information that will allow us to identify you. We may also ask to see other identifying documents. Until you provide the information or documents we need, we may not be able to open an account or effect any additional transactions for you.

When opening an account for a foreign business, enterprise or a non-U.S. person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise.

BUYING SHARES
--------------------------------------------------------------------------------

You may buy shares of a Fund at the Fund's NAV, next determined after you place your order. If you are making an initial investment in a Fund, you will need to open an account. You may establish the following types of accounts: Individual or Joint Ownership, Gift or Transfer to Minors, Trust, Corporation, Partnerships or Other Legal Entities and Retirement Accounts. See "Method of Buying" or for assistance in opening an account, please contact the New River Funds (toll-free) at 1-866-NRA-FUND (672-3863).


--------------------------------------------------------------------------------
MINIMUM INVESTMENTS
--------------------------------------------------------------------------------
The initial investment amount is for all accounts (including IRAs) is $1,000. The minimum subsequent investment is $250.

--------------------------------------------------------------------------------
TIMING OF REQUESTS
--------------------------------------------------------------------------------
Your price per share will be the NAV next computed after a Fund or its agents receive your request in good order. All requests received in good order before the Fund's close of business will be executed at the NAV computed on that same day. Requests received after the close of business will receive the next business day's NAV.

--------------------------------------------------------------------------------
RECEIPT OF ORDERS
--------------------------------------------------------------------------------
Shares may only be purchased on days a Fund is open for business. The Funds may authorize one or more broker/dealers to accept on their behalf purchase and redemption orders that are in good order. In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on a Fund's behalf.




VALUATION, BUYING AND SELLING OF FUND SHARES




METHODS OF BUYING
--------------------------- ---------------------------------------------- ----------------------------------------------------
                            To Open an Account                             To Add to an Account
--------------------------- ---------------------------------------------- ----------------------------------------------------
By Telephone                You may not use telephone transactions for     If you have completed the "Telephone Purchase
                            your initial purchase of a Fund's shares.      Option" section of the Account Application Form,
                            If you have elected the "Telephone Exchange    call the Funds (toll-free) at 1-866-NRA-FUND to
                            Option" on a New River Fund, you may call      place your order. You will then be able to move
                            that Fund (toll-free) at 1-866-NRA-FUND to     money from your bank account to your Fund account
                            request an exchange into another New River     upon request.  Only bank accounts held at domestic
                            Fund. (Note: For security reasons, requests    institutions that are Automated Clearing House
                            by telephone will be recorded.)                ("ACH") members may be used for telephone transactions.
                            See "Exchanging Shares."                       The minimum telephone purchase is $250.

--------------------------- ---------------------------------------------- ----------------------------------------------------
By Mail                     Make your check payable to "New River          Fill out the investment stub from an account
                            Funds."  Forward the check and your            statement, or indicate the Fund name and account
                            application to the address below.  No third    number on your check.  Make your check payable to
                            party checks will be accepted.  If your        "New River Funds."  Forward the check and stub to
                            check is returned for any reason, a $25 fee    the address below.
                            will be assessed against your account.

                            By Regular Mail / Overnight Delivery           By Regular Mail / Overnight Delivery
                            New River Funds                                New River Funds
                            c/o Gemini Fund Services, LLC                  c/o Gemini Fund Services, LLC
                            4020 South 147th Street, Suite 2               4020 South 147th Street, Suite 2
                            Omaha, NE 68137                                Omaha, NE 68137

                            NOTE:  The Funds do not consider the U.S.      NOTE:  The Funds do not consider the U.S. Postal
                            Postal Service or other independent delivery   Service or other independent delivery services to
                            services to be their agents.                   be their agents.

--------------------------- ---------------------------------------------- ----------------------------------------------------
By Wire                     Forward your application to New River Funds    Notify the Funds of an incoming wire by calling
                            at the address below.  Call (toll-free)        (toll-free) 1-866-NRA-FUND.  Use the following
                            1-866-NRA-FUND to obtain an account number.    instructions:
                            Wire funds using the instructions to the
                            right.
                                                                           First National Bank of Omaha
                                                                           Omaha, NE 68102
                                                                           ABA#: 104000016
                                                                           Credit: "name of fund"
                                                                           DDA #: 110140643
                                                                           FBO: (name of Fund)
                                                                                (name/title on the account)
                                                                                (account #)

                                                                           Neither the Funds nor their agents are responsible
                                                                           for the consequences of delays resulting from the
                                                                           banking system or from incomplete wiring instructions.

--------------------------- ---------------------------------------------- ----------------------------------------------------



VALUATION, BUYING AND SELLING OF FUND SHARES


                                                                              16



--------------------------- ---------------------------------------------- ----------------------------------------------------
Automatic Investment Plan   Open a Fund account with one of the other      If you did not set up an Automatic Investment Plan
                            methods. If by mail, be sure to include        with your original application, call the Funds
                            your checking account number on the            (toll-free) at 1-866-NRA-FUND. Additional
                            appropriate section of your application and    investments (minimum of $250) will be taken from
                            enclose a voided check with your initial       your checking account automatically monthly or
                             purchase application.                         quarterly.



-------------------------------------------------------------------------- ----------------------------------------------------
-------------------------------------------------------------------------- ----------------------------------------------------
Through Your Financial      To purchase shares for another investor,       To purchase shares for another investor,
Intermediary                call the Funds (toll-free) at 1-866-NRA-FUND.  call the Funds (toll-free) at 1-866-NRA-FUND.

--------------------------------- ---------------------------------------------- ------------------------------------------------
--------------------------------- ---------------------------------------------- ------------------------------------------------
By Exchange                 Call the Funds (toll-free) at                  Call the Funds (toll-free) at 1-866-NRA-FUND to
                            1-866-NRA-FUND to obtain exchange              obtain exchange information.  See "Exchanging
                            information. See "Exchanging Shares." Shares."
--------------------------------- ---------------------------------------------- ------------------------------------------------












VALUATION, BUYING AND SELLING OF FUND SHARES

SELLING SHARES
--------------------------------------------------------------------------------
You have the right to sell ("redeem") all or part of your shares subject to certain restrictions. The Fund will redeem your shares at the Fund's next NAV calculated after your request is received in good order, minus the redemption fee, if applicable. See "Payment of Redemption Proceeds" and "Redemption Fee" for further information.


METHODS OF SELLING
------------------------------- ------------------------------------------------
                                To Sell Some or All of Your Shares
------------------------------- ------------------------------------------------
------------------------------- ------------------------------------------------
By Telephone                    Call the Funds (toll-free) at 1-866-NRA-FUND to
                                place the order. (Note: For security reasons,
                                requests by telephone will be recorded.)
------------------------------- ------------------------------------------------
------------------------------- ------------------------------------------------
By Mail                         Send a letter instructing the Funds to redeem
                                the dollar amount or number of shares you wish.
                                The letter should contain the Fund's name, the
                                account number and the number of shares or the
                                dollar amount of shares to be redeemed.  Be sure
                                to have all shareholders sign the letter.  For
                                IRA accounts, requests submitted without an
                                election regarding tax withholding will be
                                subject to tax withholding. See "Signature
                                Guarantees".
------------------------------- ------------------------------------------------
------------------------------- ------------------------------------------------
By Wire                         Call the Funds (toll-free) at
                                1-866-NRA-FUND to request the
                                amount of money you want. Be sure
                                to have all necessary information
                                from your bank. Your bank may
                                charge a fee to receive wired
                                funds.
------------------------------- ------------------------------------------------
------------------------------- ------------------------------------------------
By Systematic Withdrawal Plan   The Funds offer shareholders a
                                Systematic Withdrawal Plan. Call
                                the Funds (toll-free) at
                                1-866-NRA-FUND to obtain
                                information on how to arrange for
                                regular monthly or quarterly fixed
                                withdrawal payments. The minimum
                                payment you may receive is $50 per
                                period. Note that this plan may
                                deplete your investment and affect
                                your income or yield.
------------------------------- ------------------------------------------------
------------------------------- ------------------------------------------------
Through Your Financial          Consult your account agreement for
Intermediary                    information on redeeming shares.

------------------------------- ------------------------------------------------
------------------------------- ------------------------------------------------
By Exchange                     Call the Funds
                                (toll-free) at 1-866-NRA-FUND to
                                obtain exchange information. See
                                "Exchanging Shares" for further
                                information.
------------------------------- ------------------------------------------------

--------------------------------------------------------------------------------


PAYMENT OF REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
You may request redemption of your shares at any time. Your shares will be redeemed at the next NAV per share calculated after a Fund or its agents receive your order in good order. "Good order" means your letter of instruction includes:
     o    The name of the Fund
     o    The number of shares or the dollar amount of shares to be redeemed
     o Signatures of all registered shareholders exactly as the shares are registered
     o    The account number

Normally, redemptions will be processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund. Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. You may receive the proceeds in one of three ways:


1. We can mail a check to your account's address. Normally, you will receive your proceeds within seven days after the Fund receives your request in good order, however your request may take up to seven days to be processed if making immediate payment would adversely affect the Fund. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

2. We can transmit the proceeds by Electronic Funds Transfer ("EFT") to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.

3. For a $10 fee, which will be deducted from your redemption proceeds, we can transmit the proceeds by wire to a pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.




VALUATION, BUYING AND SELLING OF FUND SHARES

Before selling recently purchased shares, please note that if the Funds' transfer agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date. This procedure is intended to protect the Funds and their shareholders from loss.
The Funds' transfer agent will send redemption proceeds by wire or EFT only to the bank and account designated on the account application or in written instructions (with signatures guaranteed) subsequently received by the Transfer Agent, and only if the bank is a member of the Federal Reserve System. If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.


--------------------------------------------------------------------------------
REDEMPTION FEE
--------------------------------------------------------------------------------

The Funds will deduct a 2% redemption fee on your redemption amount if you sell your shares or your shares are redeemed for failure to maintain the Funds' balance minimum after holding them for less than six months. See "General Transaction Policies" for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. Shares held for six months or more are not subject to the 2% fee.

Redemption fees are paid to the Funds directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES
--------------------------------------------------------------------------------

A signature guarantee of each owner is required to redeem shares in the following situations:

     o    If you change ownership on your account
     o When you want the redemption proceeds sent to a different address than that registered on the account
     o If the proceeds are to be made payable to someone other than the account's owner(s)
     o Any redemption transmitted by federal wire transfer to a bank other than your bank of record
     o If a change of address request has been received by the Transfer Agent within the last 15 days
     o    For all redemptions of $50,000 or more from any shareholder account

Signature guarantees are designed to protect both you and the Funds from fraud. Signature guarantees can be obtained from most banks, credit unions or saving associations, or from broker/dealers, national securities exchanges, registered securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide signature guarantees.

--------------------------------------------------------------------------------
CORPORATE, TRUST AND OTHER ACCOUNTS
--------------------------------------------------------------------------------


Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Funds (toll-free) 1-866-NRA-FUND before making the redemption request to determine what additional documents are required.

--------------------------------------------------------------------------------
TRANSFER OF OWNERSHIP
--------------------------------------------------------------------------------

In order to change the account registration or transfer ownership of an account, additional documents will be required. To avoid delays in processing these requests, you should call the Funds (toll-free) at 1-866-NRA-FUND before making your request to determine what additional documents are required.


--------------------------------------------------------------------------------
EXCHANGING SHARES
--------------------------------------------------------------------------------

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund. You may exchange all or a portion of your investment from one New River Fund to another. Any new account established through an exchange will be subject to the minimum investment requirements described above. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. The exchange privilege may be exercised only in those states where the shares of the Fund being acquired legally may be sold.





VALUATION, BUYING AND SELLING OF FUND SHARES

An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss and would be subject to the Funds 2% redemption fee on shares redeemed with in six months of purchase.
Call the Funds (toll-free) at 1-866-NRA-FUND to learn more about exchanges and other New River Funds. Please note that the Funds are intended as a long-term investment vehicle and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt a Fund's performance and shareholders. Therefore, each Fund may terminate, without notice, the exchange privilege of any investor who uses the exchange privilege excessively (more than six times each year). The Funds may change or temporarily suspend the exchange privilege during unusual market conditions.

--------------------------------------------------------------------------------
GENERAL TRANSACTION POLICIES
--------------------------------------------------------------------------------
The Funds reserve the right to:
     o    Vary or waive any minimum investment requirement.
     o Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.
     o Reject or cancel any purchase or exchange request (but not a redemption request in good order) for any reason.

          Generally, a Fund does this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor's history of excessive trading).
     o Redeem all shares in your account if your balance falls below the Funds' minimum. If, within 60 days of a Fund's written request, you have not increased your account balance, you may be required to redeem your shares. The Funds will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.
     o Delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect a Fund.
     o Modify or terminate the Automatic Investment and Systematic Withdrawal Plans at any time.
     o Modify or terminate the exchange privilege after 60 days written notice to shareholders.
     o Make a "redemption in kind" (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund's assets. In such cases, you may incur brokerage costs in converting these securities to cash.
     o Reject any purchase, redemption or exchange request that does not contain all required documentation.


If you elect telephone privileges on the account application or in a letter to the Funds, the Funds' transfer agent will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. The Funds' transfer agent may request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements upon receipt and notify the Funds' transfer agent immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call the Funds (toll-free) at 1-866-NRA-FUND for instructions.
No Fund permits market timing because short-term or other excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, each Fund may reject any purchase orders, including exchanges, from market timers or investors that, in the Manager's opinion, may be disruptive to the Fund. For these purposes, the Manager may consider an investor's trading history in the Funds, and accounts under common ownership or control.


Each Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.


If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund or the Funds transfer agent has incurred.


During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you may also mail the requests to the Funds at the address listed under "Buying Shares."
In an effort to minimize costs, the Funds will start reducing the number of duplicate prospectuses, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free at 1-866-NRA-FUND to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements. Your broker/dealer or other financial organization may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this prospectus. Contact your broker/dealer or other financial organization for details.





VALUATION, BUYING AND SELLING OF FUND SHARES

DISTRIBUTION OF FUND SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTOR
--------------------------------------------------------------------------------

Aquarius Fund Distributors, Inc. ("Aquarius") serves as distributor of the shares of each of the Funds. Aquarius is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Shares of each Fund are offered on a continuous basis.

--------------------------------------------------------------------------------
DISTRIBUTION PLAN
--------------------------------------------------------------------------------


New River Funds has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, to pay for certain distribution activities and shareholder services for the Funds and their shareholders. Under the plan, each Fund may pay 0.25% per year of its average daily net assets for such distribution and shareholder service activities. As these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS Each Fund pays its shareholders dividends from the Fund's net investment income and distributes any net capital gains the Fund has realized. All Funds, other than the Core Fixed Income Fund, declare and pay dividends at least annually. The Core Fixed Income Fund declares and pays dividends at least monthly. Capital gains, if any, are distributed at least once a year.

All of your dividends and capital gains distributions with respect to a particular Fund will be reinvested in additional shares of that Fund unless you provide us with a telephone or written request to receive your payments in cash. Dividends paid in cash or additional shares are treated the same for tax purposes.

ANNUAL STATEMENTS Every January you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND" If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, Fund distributions are taxable to you as either ordinary income or capital gain. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. A portion of the dividends paid to you by a Fund, other than the Core Fixed Income Fund, may be qualified dividends eligible for taxation at long-term capital gain rates.

BACKUP WITHHOLDING By law, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:
     o provide your correct social security or taxpayer identification number,
     o    certify that this number is correct,
     o    certify that you are not subject to backup withholding, and
     o    certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

OTHER TAX INFORMATION When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different New River Fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.





DISTRIBUTION OF FUND SHARES

PRIVACY POLICY

At NEW RIVER FUNDS we recognize and respect the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information. This Statement applies to information on current and former customers.

We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

       o   Account applications and other required forms;
       o   Written, oral, electronic or telephonic communications; and
       o   Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as otherwise permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as otherwise permitted by law.

                                 NEW RIVER FUNDS
                           New River Core Equity Fund
                        New River Core Fixed Income Fund
                            New River Small Cap Fund

                               INVESTMENT MANAGER
                             New River Advisers LLC
                               1902 Downey Street
                                Radford, VA 24141

                                   DISTRIBUTOR
                        Aquarius Fund Distributors, Inc.
                             4020 South 147th Street
                              Omaha, Nebraska 68137

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------
You may obtain the following and other information on the Funds free of charge:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI of the Funds provides more details about each Fund's policies and management. The Funds' SAI is incorporated by reference into this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORT
The annual and semi-annual reports for each Fund provide the most recent financial reports and a discussion of portfolio holdings. The annual report contains a discussion of the market conditions and investment strategies that affected each Fund's performance during the last fiscal year.

To receive any of these documents or additional copies of the Prospectus of New River Funds or to request additional information about New River Funds, please contact us.

BY TELEPHONE:
1-866-NRA-FUND

BY INTERNET:
WWW.NEWRIVERFUNDS.COM

BY MAIL:
New River Funds
c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2
Omaha, NE 68137

THROUGH THE SEC:
You may review and obtain copies of New River Funds' information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about each Fund are available on the EDGAR Database on the SEC's Internet site at HTTP://WWW.SEC.GOV. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.


1940 Act File No. 811-21384

                                 NEW RIVER FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                                 OCTOBER 1, 2003


New River Core Equity Fund
New River Core Fixed Income Fund
New River Small Cap Fund

(each a "Fund" and collectively the "Funds")

           This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of New River Funds (the "Trust") dated October 1, 2003. The Trust is a multi-series investment company that currently offers shares of each of the Funds listed above. A semi-annual report for the Funds will be available once the Funds have completed their first semi-annual period. A copy of the Prospectus may be obtained by written request to the Funds at the address or phone listed below.

           New River Funds
           c/o Gemini Fund Services, LLC
           4020 South 147th Street, Suite 2
           Omaha, NE 68137
           (866) NRA-FUND (672-3863)



                                TABLE OF CONTENTS

                                                                       PAGE

Fund History..............................................................1
Investment Strategies and Risks...........................................1
Investment Restrictions..................................................10
Trustees and Officers....................................................12
Management and Other Services............................................15
Determination of Net Asset Value.........................................21
Fund Yield and Total Return Information..................................22
How to Buy and Sell Shares...............................................27
Certain Tax Considerations...............................................28
Additional Information...................................................33
Principal Holders of Securities and Control Persons of the Funds.........34
Financial Statements.....................................................35
Appendix A - Ratings.....................................................38

FUND HISTORY

         New River Funds (the "Trust") was organized as a statutory trust under the Delaware Statutory Trust Act on April 21, 2003, and is a trust commonly known as a "business trust." The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust is currently comprised of three separate mutual funds, each of which is represented by a separate series of shares of beneficial interest of the Trust (each series is referred to as a "Fund" and, collectively, as the "Funds"). All of the Funds are classified as diversified funds within the meaning of the 1940 Act. The Trust may, in the future, issue additional series of shares representing interests in additional funds. The three initial Funds are: the New River Core Equity Fund, the New River Core Fixed Income Fund and the New River Small Cap Fund. New River Advisers LLC (the "Manager") manages each Fund.

           Howe and Rusling, Inc. sub-advises the New River Core Equity and New River Core Fixed Income Fund. Cook Mayer Taylor sub-advises the New River Small Cap Fund. Howe and Rusling, Inc. and Michael W. Cook Asset Management, Inc. ("Cook Mayer Taylor") are individually referred to as a "Sub-Adviser" and collectively as the "Sub-Advisers". Each Fund is distributed by Aquarius Fund Distributors, Inc. (the "Distributor").

INVESTMENT STRATEGIES AND RISKS

           The investment goals, principal investment strategies and principal risks of each Fund are described in the Prospectus. A further description of certain types of investments the Funds may make and their risks appears below. Consistent with the 1940 Act and related SEC rules, each Fund will, under normal circumstances, invest at least 80% of its assets plus borrowing for investment purposes in the type of securities suggested by its name. The term "assets" for purposes of the 80% investment policy stated in the Prospectus means net assets plus borrowing for investment purposes.

           ADJUSTABLE RATE SECURITIES. The Core Fixed Income Fund may invest in adjustable rate securities (i.e., variable rate and floating rate instruments) that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below. Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features that entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days.

           Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, or semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

           CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND OTHER BANK OBLIGATIONS. Each Fund may invest in certificates of deposit, which are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Each Fund my invest in bankers' acceptances, which typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.


           The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. A Fund may, within the limits set forth in the Prospectus, purchase bank obligations, which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Manager or a Sub-Adviser, through delegated authority from the Board of Trustees, determines that a readily available market exists for such obligations, the Fixed Income Fund will treat such obligations as subject to the 15% limit for illiquid investments and the Core Equity Fund and Small Cap Fund will treat such obligations as subject to the 5% limit for illiquid investments as set forth in the Prospectus unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.


           COMMERCIAL PAPER. Each Fund may invest in commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

           CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities, which are fixed-income securities convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

           To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege). At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Funds at varying price levels above their investment values and/or their conversion values in keeping with the Funds' objectives.

           The transactions described in this section may also cause certain Federal income tax consequences described below under the heading "Certain Tax Considerations."


           FOREIGN INVESTING. The Core Equity and Small Cap Funds may invest in foreign companies through depository receipts or by purchasing securities traded on U.S. exchanges. American Depositary Receipts (ADRs), as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include among others foreign exchange risk as well as the political and economic risks of the underlying issuer's country. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.


           There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. A Fund's interest and dividends from foreign issuers maybe subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income.

           Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.


           ILLIQUID OR RESTRICTED SECURITIES. The Fixed Income Fund may invest up to 15% of its assets in illiquid securities. The Core Equity Fund and Small Cap Fund may invest up to 5% of its assets in illiquid securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, depending on which Fund, the Fund should be in a position where more than 5% or 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

           Notwithstanding the above, each Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Manager or a Sub-Adviser under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 5% or 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Manager or a Sub-Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Manager or a Sub-Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest, depending on which Fund, more than 5% or 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


           INVESTMENT COMPANIES. Each Fund may purchase shares of registered or unregistered investment companies or trusts, which invest principally in securities in which the Fund is authorized to invest. The return on the Fund's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Fund's investment in an investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company assets. The Fund will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. Under the 1940 Act, the Fund may not invest more than 10% of its assets in investment companies or more than 5% of its total assets in the securities of any one investment company, nor may it own more than 3% of the outstanding voting securities of any such company.

           LENDING FUND SECURITIES. To generate income for the purpose of helping to meet its operating expenses, each Fund may lend securities to brokers, dealers and other financial organizations. A Fund's loans of securities will be collateralized by cash, letters of credit or U.S. Government Securities. The cash or instruments collateralizing a Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Fund is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss off rights in the collateral should the borrower fail financially. The Trust's custodian bank arranges for each Fund's securities loans and manages collateral received in connection with these loans.

           MORTGAGE PASS-THROUGH SECURITIES. The Core Fixed Income Fund may invest in mortgage pass-through securities. Mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

           The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

           Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

           FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national Fund. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

           Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers. In addition to securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, another type of mortgage-backed security is the "collateralized mortgage obligation", which is secured by groups of individual mortgages but is similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

           The interest rates paid on the Adjustable Rate Mortgage Securities ("ARMs") in which a Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from calculated measure, such as cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

           MUNICIPAL BONDS. The Core Fixed Income Fund may invest in municipal bonds, which include debt obligations of a state, a territory, or a possession of the United States, or any political subdivision thereof (e.g., countries, cities, towns, villages, districts, authorities) or the District of Columbia issued to obtain funds for various purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to public or private institutions for the construction of facilities such as education, hospital and housing facilities. In addition, certain types of private activity bonds may be issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal bonds if the interest paid thereon is at the time of issuance, in the opinion of the issuer's bond counsel, exempt from federal income tax. The current federal tax laws, however, substantially limit the amount of such obligations that can be issued in each state.

           The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the collateral security of municipal bonds, both within and between the two principal classifications described above.


           For liquidity purposes, pending investment in municipal bonds, or on a temporary or defensive basis due to market conditions, the Core Fixed Income Fund may invest in tax-exempt short-term debt obligations (maturing in one year or less). These obligations, known as "municipal notes," include tax, revenue and bond anticipation notes, construction loan notes and tax-exempt commercial paper which are issued to obtain funds for various public purposes; the interest from these Notes is also exempt from federal income taxes. The Core Fixed Income Fund will limit its investments in municipal notes to those which are rated, at the time of purchase, within the two highest grades assigned by Moody's Investor Services, Inc. ("Moody's") or the two highest grades assigned by Standard & Poor's Rating Group ("S&P") or Fitch Ratings, Ltd. ("Fitch"), or if unrated, which are of comparable quality in the opinion of the Manager or a Sub-Adviser.

           RATINGS OF CORPORATE AND MUNICIPAL DEBT OBLIGATIONS. Moody's, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations, including issues of corporate and municipal securities. A description of the range of ratings assigned to corporate and municipal securities by Moody's, S&P and Fitch is included in Appendix A to this Statement of Additional Information. The Core Fixed Income Fund may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent Moody's, S&P's and Fitch's opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and ratings may have different market prices. Subsequent to its purchase by the Core Fixed Income Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Manager or Sub-Adviser will consider such an event in determining whether the Fund should continue to hold the obligation but will dispose of such securities in order to limit the holdings of debt securities rated below stated limits to less than 5% of the assets of the respective Fund.

           Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax (and also, when available, from the federal alternative minimum tax) are rendered by bond counsel to the issuing authorities at the time of issuance. Neither the Core Fixed Income Fund nor the Fund's Manager or Sub-Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions. An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There also is the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of an interest on their municipal securities may be materially adversely affected.

           REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as a Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Fund will enter into repurchase agreements only where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, depending on the Fund, more than 5% or 15% of the net asset value of the Fund would be invested in such agreements or other securities which are not readily marketable.

           The Fund will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with the disposition of the collateral if the seller were to default. A Fund will enter into repurchase agreements only with sellers deemed to be creditworthy by the Manager or Sub-Adviser pursuant to procedures approved by the Board of Trustees, or pursuant to guidelines established by the Board of Trustees of the Trust and only when the economic benefit to the Fund is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees of the Trust believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.


           TIME DEPOSITS AND VARIABLE RATE NOTES. Each Fund may invest in these investments. Commercial paper obligations which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, a Fund's sub-adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. A Fund will not invest more than 5% of its total assets in variable rate notes. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.


           WHEN-ISSUED SECURITIES. All Funds may take advantage of offerings of eligible securities on a "when-issued" basis, i.e., delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. Government securities takes place within ten days. A Fund only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If a Fund chooses to dispose of the right to acquire a when-issued security (prior to its acquisition), it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the net assets of a Fund would be so committed.

INVESTMENT RESTRICTIONS

           The investment strategies and risks set forth above, and the following policies and limitations supplement those set forth in the Prospectus. For purposes of all of the Funds' investment policies: (i) all percentage limitations apply immediately after an initial or subsequent purchase; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Fund. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.

           Other than the fundamental investment restrictions set forth below, all investment policies are non-fundamental. A Fund's fundamental investment policies and limitations may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in this Statement of Additional Information, the term "majority of the outstanding voting securities" means the lesser of (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental investment policies of that Fund.


FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES.

           1. Each Fund that is classified as diversified as defined under the 1940 Act may not change its classification from diversified to non-diversified without shareholder approval. The following explanation is not part of the fundamental investment restriction and may be modified without shareholder approval to reflect changes in the legal and regulatory requirements. Under the 1940 Act, diversified generally means that a Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities issued by investment companies, or purchase more than 10% of the voting securities of any one issuer.

           2. A Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, the Fund's investments would be concentrated in the securities of issuers whose principal business activities are in the same industry. The following explanation is not part of the fundamental investment restriction and may be modified without shareholder approval to reflect changes in the legal and regulatory requirements. The SEC staff currently takes the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the industry. This restriction does not limit a Fund from investing in obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities or in tax-exempt securities or certificates of deposit. In applying each Fund's fundamental policy concerning industry concentration, a Fund will apply a non-fundamental policy, described hereafter, governing categorization of companies into specific industries. Concentration will be examined by looking at each company's particular niche and not its general industry. In particular, technology companies will be divided according to their products and services; for example, hardware, software, information services and outsourcing, and telecommunications will each be a separate industry. Furthermore, financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; asset-backed securities will be classified according to the underlying assets securing such securities; and, utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

           3. A Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

           4. A Fund shall not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

           5. A Fund shall not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

           6. A Fund shall not underwrite securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under the 1933 Act in acquiring, disposing of, or re-selling a security.

           7. A Fund shall not make loans, provided that this restriction does not prevent the Fund from purchasing debt securities, entering into repurchase agreements or loaning its assets to broker-dealers or institutional investors.


NON-FUNDAMENTAL INVESTMENT POLICIES.

           The following policies may be changed by the Board of Trustees without shareholder approval:


           1. Each Fund does not currently intend to purchase any security if, as a result, more than, depending on the Fund, 5% (New River Core Equity Fund and New River Small Cap Fund) or 15% (New River Core Fixed Income Fund) of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.

           2. Each Fund does not currently intend to borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of the Fund's assets, and except that, if authorized, a Fund may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the Fund may not exceed one-third of the Fund's total assets and if the Fund's borrowing, including reverse repurchase agreements, exceeds 5% of the value of the Fund's total assets, the Fund will not purchase any additional securities.

           3. Each Fund does not currently intend to purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

           4. Each Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.


           5. Each Fund does not currently intend to make loans in an aggregate amount exceeding one-third of the Fund's total assets at the time the loan is made, or to lend assets other than securities to other parties, except by (a) lending money (up to 15% of a Fund's net assets) to a registered investment company or portfolio for which the Manager, Sub-Adviser or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)


           The investment goal of each Fund is a non-fundamental policy and such policy may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS

           The Board of Trustees governs the Trust and each Fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds' performance. The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the Trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years. The Trustees and executive officers of the Trust, together with information as to their principal business occupations during the last five years, are set forth in the table below. Each Trustee who is considered an "interested person" of the Trust (as defined in Section 2(a) (19) of the 1940 Act) is indicated by an asterisk next to his name.

------------------------------------------------------------------------------------------------------------------------------------
NAME AND AGE               POSITIONS HELD WITH     YEAR OF ELECTION    PRINCIPAL OCCUPATION(S)        UMBER OF FUNDS       OTHER
                                THE TRUST           OR APPOINTMENT*    DURING PAST 5 YEARS               IN FUND       DIRECTORSHIPS
                                                                                                         COMPLEX*         HELD BY
                                                                                                       OVERSEEN BY        TRUSTEE
                                                                                                         TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Doit L.
Koppler II 40*               Chairman, Chief               2003         Mr. Koppler has been the            3                   0
                             Financial Officer and                      Treasurer and a Managing
                             Treasurer                                  Director of Third Security,
                                                                        LLC since April, 2001. Mr.
                                                                        Koppler has also served as
                                                                        Treasurer of Howe and
                                                                        Rusling, Inc., a subsidiary
                                                                        of Third Security, LLC, since
                                                                        February, 2002. Prior to
                                                                        joining Third Security, LLC,
                                                                        Mr. Koppler served as Vice
                                                                        President, Controller, and
                                                                        Asst. Secretary of GIV
                                                                        Holdings, Inc. from 1992 to
                                                                        2000 and as a Manager in the
                                                                        audit practice of Ernst &
                                                                        Young from 1987 to 1992.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Vijay
Singal, Ph.D., CFA, 49        Independent Trustee,         2003         Dr. Singal has been the head        3                   0
                              Member of Fund Audit                      of the Department of Finance
                              Committee                                 at the Pamplin College of
                                                                        Business at the Virginia
                                                                        Polytechnic Institute and
                                                                        State University ("University")
                                                                        since the beginning of 2003. He has
                                                                        served as a  J. Gray Ferguson
                                                                        Professor of Finance at the
                                                                        University since 2002.  From
                                                                        1998 through 2002, he served
                                                                        as an Associate Professor of the
                                                                        University and prior thereto, he
                                                                        served as an Assistant Professor.
------------------------------------------------------------------------------------------------------------------------------------
William
Fry, CPA, 64                 Independent Trustee,          2003         Mr. Fry has been the Chief          3                   0
                             Member of Fund Audit                       Financial Officer of RADVA
                             Committee, Financial                       Corp. since 1989.  RADVA
                             Expert                                     Corp. designs and
                                                                        manufactures protective
                                                                        packaging and shape-molded
                                                                        foam products for customers
                                                                        in almost every industry.


OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
Robert
Patzig, 34                   Chief Executive                2003        Mr. Patzig has been a Senior
                             Officer                                    Managing Director of Third
                                                                        Security, LLC since 2003 and
                                                                        a Managing Director since
                                                                        1998.  He is responsible for
                                                                        Third Security's research
                                                                        group.  Mr. Patzig has been
                                                                        the chair of the equity
                                                                        investment committee of Howe
                                                                        and Rusling, Inc., a subsidiary
                                                                        of Third Security, LLC since
                                                                        February, 2002. He has also been a
                                                                        voting member of the Fixed
                                                                        Income Committee since
                                                                        February, 2002. Previously Mr.
                                                                        Patzig served as Director of
                                                                        Market Research and Analysis
                                                                        at General Injectables &
                                                                        Vaccines and its affiliate,
                                                                        GIV Holdings, Inc., from 1996
                                                                        to 1998. He previously worked
                                                                        as an instructor of English
                                                                        at Virginia Polytechnic Institute
                                                                        and State University from 1994
                                                                        until 1996.



                                       13



------------------------------------------------------------------------------------------------------------------------------------
Theodore
Fisher, 32                   Secretary                       2003       Mr. Fisher has been the
                                                                        Associate General Counsel of
                                                                        Third Security, LLC since
                                                                        April, 2003.  From September
                                                                        1996 to April, 2003, Mr.
                                                                        Fisher was an Associate on
                                                                        the Global Capital Markets
                                                                        and Mergers and Acquisitions
                                                                        Team at Hunton & Williams
                                                                        (law firm), Richmond, Virginia.
------------------------------------------------------------------------------------------------------------------------------------
Andrew
Rogers, 33                   Assistant Secretary             2003       Director, Gemini Fund
                                                                        Services, LLC (since 2001);
                                                                        Vice President, JP Morgan
                                                                        Chase & Co. (from 1998 to 2001).

------------------------------------------------------------------------------------------------------------------------------------
* Mr. Koppler is considered to be an "interested" Trustee because of his ownership interest and officer positions in the parent company of the Manager and Sub-Advisers.
------------------------------------------------------------------------------------------------------------------------------------



           Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 1902 Downey Street, Radford, VA 24141.

           As to each Independent Trustee or Nominee and his/her immediate family members, no person owned beneficially or of record securities issued by the Manager or a Sub-Adviser or the principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, a Sub-Adviser or principal underwriter of the Trust.

           COMPENSATION. All of the officers of the Trust are officers of Third Security, LLC and receive no compensation from the Trust. The Trust paid each Trustee who is not an interested person a one time initial fee of $2,500.00 for preparing for, and attending, the organizational meeting of the Trust. The Trust pays each Trustee who is not an interested person a fee of $1,200.00 for each regular Board of Trustees meeting attended, a fee of $1,200.00 for each Board of Trustees Committee meeting attended that is not held on the same day of a regular Board of Trustees meeting and a fee of $300 for each committee meeting attended held on the same day of a regular Board of Trustees meeting. The Trust also reimburses each Trustee for travel and other expenses incurred in attending meetings of the Board.

           As of September 15, 2003, the Trustees owned no shares of the Funds.

           COMMITTEES. The Board of Trustees has appointed a standing Audit Committee comprised solely of all of the Independent Trustees. The Audit Committee is composed of Messrs. Singal and Fry. The committee normally meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The committee oversees and monitors each Fund's internal accounting and control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities and monitors auditor independence. The committee plays an oversight role in respect of each Fund's investment compliance procedures and the code of ethics. The Audit Committee approves the Funds' independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Funds' financial operations.


MANAGEMENT AND OTHER SERVICES


           The manager of the Trust is New River Advisers LLC ("Manager"), 1902 Downey Street, Radford, Virginia 24141. Third Security, LLC, 1902 Downey Street, Radford Virginia 24141, owns 100% of the interests of the Manager. Randal J. Kirk, the Managing Member of Third Security, LLC, owns 100% of the interests of Third Security, LLC. Therefore, through his ownership of 100% of the interests of the parent company of the Manager, Randal J. Kirk may be deemed, under the 1940 Act, to control the Manager.

           At present, the primary business activities of Third Security, LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the investment in and operation of a number of emerging businesses; and (iii) pursuant to the Investment Management Agreement with the Trust (the "Investment Management Agreement") and subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, the Manager manages the operations of the Trust and reviews the performance of the Sub-Advisers, and services providers to the Funds and makes recommendations to the Trustees with respect to the retention and renewal of contracts.

           MANAGEMENT SERVICES. Under the terms of the Investment Management Agreement with the Funds, the Manager acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the Funds in accordance with its investment objective, policies and limitations. The Manager also provides the Funds with all necessary office facilities and personnel for servicing each Fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the Trust or of the Manager, and all personnel of the Funds or the Manager performing services relating to research, statistical and investment activities.

           In addition, the Manager, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Funds. These services include providing facilities for maintaining the Trust's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Funds; preparing all general shareholder communications and conducting shareholder relations; maintaining the Funds' records and the registration of the Funds' shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Funds; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees. The Investment Management Agreement was approved by the Board of Trustees of the Trust, including by a majority of the non-interested Trustees at a meeting held on September 12, 2003.

           The following table sets forth the annual management fee rates payable by each Fund to the Manager pursuant to the Investment Management Agreement, expressed as a percentage of the Fund's average daily net assets:




--------------------------------------------- ------------------------------
        FUND                                              TOTAL
                                                       MANAGEMENT FEE
--------------------------------------------- ------------------------------
New River Core Equity Fund                                 0.80%
--------------------------------------------- ------------------------------
New River Core Fixed Income Fund                           0.60%
--------------------------------------------- ------------------------------
New River Small Cap Fund                                   1.00%
--------------------------------------------- ------------------------------

The fee is computed daily and payable monthly. Currently, the Manager is contractually limiting total annual operating expenses of the Funds as follows, expressed as a percentage of the Fund's average daily net assets:


---------------------------------------------- ------------------------------
        FUND                                             OPERATING
                                                         EXPENSES
---------------------------------------------- ------------------------------
New River Core Equity Fund                                  1.80%
---------------------------------------------- ------------------------------
New River Core Fixed Income Fund                            1.60%
---------------------------------------------- ------------------------------
New River Small Cap Fund                                    2.00%
---------------------------------------------- ------------------------------

           Expenses not expressly assumed by the Manager under the Investment Management Agreement or by Aquarius Fund Distributors, Inc. under the Distribution Agreement are paid by the Trust. Under the terms of the Investment Management Agreement, the Trust is responsible for the payment of the following expenses among others: (a) the fees payable to the Investment Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Investment Manager, Sub-Adviser, or Distributor (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Trust and of pricing the Trust's shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions,
(f) all taxes and corporate fees payable by the Trust to governmental agencies,
(g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees' meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Manager or Sub-Advisers) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.

           BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT. The Board of Trustees, including the non-interested Trustees, received materials specifically relating to the existing management contract and sub-advisory agreements (the Investment Advisory Contracts). These materials included (1) arrangements in respect of the distribution of the Funds' shares, (2) the procedures employed to determine the value of each Fund's assets, (3) the Manager's and Sub-Advisors' management of the relationships with the Funds' custodian, (4) the resources devoted to the Funds' investment policies and restrictions and with policies on personal securities transactions, and (5) the nature, cost and character of non-investment management services provided by the Manager and Sub-Advisers.
           Additional information was furnished by the Manager including, among other items, information on and analysis of (a) the overall organization of the Manager and Sub-Advisers, (b) the choice of performance indices and benchmarks,
(c) investment management staffing, (d) the potential for achieving further economies of scale, (e) operating expenses paid to third parties, and (f) the information furnished to investors, including the Funds' shareholders.
           In considering the Investment Advisary Contracts, the Board of Trustees, including the non-interested Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees, including the non-interested Trustees, in connection with its approval of the Investment Advisary Contracts, include the following:

           BENEFITS TO SHAREHOLDERS. The Board of Trustees, including the non-interested Trustees, considered the benefit to shareholders of investing in a fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

THE INVESTMENT ADVISERS' PERSONNEL AND METHODS. The Board of Trustees, including the non-interested Trustees, reviewed the background of each Fund's portfolio manager and the Fund's investment objective and discipline. Among other things they considered the size, education and experience of the Manager's and Sub-Advisers' investment staff, their use of technology, and the Manager's and Sub-Advisers' approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees, including the non-interested Trustees, considered the nature and extent of the Manager's supervision of third party service providers.

EXPENSES. The Board of Trustees, including the non-interested Trustees, considered the estimated Funds' expense ratio, and expense ratios of a peer group of Funds. It also considered the amount and nature of fees paid by shareholders.

ECONOMIES OF SCALE. The Board of Trustees, including the non-interested Trustees, considered whether there will be economies of scale in respect of the management of the Funds, whether there is potential for realization of any further economies of scale.

CONCLUSION. Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the non-interested Trustees, concluded that the advisory fee structures are fair and reasonable, and that the Investment Advisory contracts should be approved.

           SUB-ADVISER - COOK MAYER TAYLOR. On behalf of the Small Cap Fund, the Manager has entered into a sub-advisory agreement with Michael W. Cook Asset Management, Inc. (which does business as Cook Mayer Taylor) pursuant to which Cook Mayer Taylor has day-to-day responsibility for choosing investments for the Fund. Under the agreement, the manager pays Cook Mayer Taylor sub-advisory fees equal to 80% of the management fees paid to the Manager.


           SUB-ADVISER - HOWE AND RUSLING, INC. On behalf of the Core Equity Fund and Core Fixed Income Fund, the Manager has entered into a sub-advisory agreement with Howe and Rusling, Inc. pursuant to which Howe and Rusling, Inc. has day-to-day responsibility for choosing investments for the Funds. Under the agreement, the manager pays Howe and Rusling, Inc. sub-advisory fees equal to 80% of the management fees paid to the Manager.


           CODE OF ETHICS. The Funds, the Manager, the Sub-Advisers and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act with respect to their personnel with access to information about the purchase or sale of securities by the Funds. These codes are designed to protect the interests of the Funds' shareholders. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct and require compliance review of securities transactions, they do not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Funds so long as such investments are made pursuant to the code's requirements.

           ADMINISTRATION SERVICE AGREEMENT. Gemini Fund Services, LLC ("GFS"), 150 Motor Parkway, Hauppauge, New York 11788 acts as the Trust's administrator pursuant to an Administration Service Agreement which was approved by the Trust's trustees on September 12, 2003. Under the terms of the agreement, GFS performs administration services for the Funds.

           FUND ACCOUNTING SERVICE AGREEMENT. GFS acts as the Trust's fund accountant pursuant to the Fund Accounting Service Agreement, which was approved by the Trust's Trustees on September 12, 2003. Under the terms of the agreement, GFS performs fund accounting services for the Funds.

           TRANSFER AGENCY AGREEMENT. GFS acts as the Trust's transfer, dividend disbursing and shareholder services agent pursuant to the Transfer Agency Agreement, which was approved by the Trust's Trustees on September 12, 2003. Under the terms of the Agreement, GFS performs transfer agency, dividend disbursing and shareholder services for the Funds.

           DISTRIBUTION AGREEMENT. The Trust has entered into a distribution agreement with Aquarius Fund Distributors, Inc. Aquarius Fund Distributors, Inc. is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

PLAN OF DISTRIBUTION. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which each Fund, reimburses the Distributor or other entities compensation accrued daily and payable monthly at the annual rate of 0.25 % of average daily net assets.

           The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Trust who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), on September 12, 2003.


           Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended by the Distributor or other entities under the Plan and the purpose for which such expenditures were made.

           The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Fund of the Trust, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


           At any given time, the expenses in distributing shares of each Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan. For example, if $1 million in expenses in distributing shares of a Fund had been incurred and $750,000 had been received in the form of a reimbursement as described in (i) above, the excess expense would amount to $250,000. Because there is not a requirement under the Plan that the Distributor or other entities be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees, may or may not be recovered through future distribution fees. If expenses in distributing shares are less than payments made for distributing shares, the Distributor or other entities will retain the full amount of the payments.

           Each Fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.

           FUND TRANSACTIONS. All orders for the purchase or sale of portfolio securities are placed on behalf of the Funds by the Manager or Sub-Adviser pursuant to authority contained in the management and sub-advisory agreements. The Manager or Sub-Advisers may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which they or their affiliates have investment discretion. In selecting brokers or dealers (including affiliates of the Manager or a Sub-Adviser), the Manager or Sub-Adviser generally considers: the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any commissions; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services.

           Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services.

           Securities may be purchased from underwriters at prices that include underwriting fees.

           Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.

           Each Fund may execute portfolio transactions with brokers or dealers that provide products and services. These products and services may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

           Certain of the products and services the Manager or a Sub-Adviser receives from brokers or dealers are furnished by brokers or dealers on their own initiative, either in connection with a particular transaction or as part of their overall services. In addition, the Manager or a Sub-Adviser may request a broker or dealer to provide a specific proprietary or third-party product or service. While the Manager or a Sub-Adviser takes into account the products and services provided by a broker or dealer in determining whether commissions are reasonable, neither the Manager, Sub-Adviser or a Fund incurs an obligation to the broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a certain amount of commissions or otherwise.

           Brokers or dealers that execute transactions for the Funds may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing a Fund to pay such higher commissions, the Manager or a Sub-Adviser will make a good faith determination that the commissions are reasonable in relation to the value of the products and services provided viewed in terms of the particular transaction for the Funds or the Manager or a Sub-Adviser's overall responsibilities to the Funds or other investment companies and investment accounts. Typically, these products and services assist the Manager and Sub-Advisers in terms of its overall investment responsibilities to the Funds and other investment accounts; however, each product or service received may not benefit the Funds.

           The Manager and Sub-Advisers are authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the Funds and to use the research services of brokerage and other firms that have provided such assistance.

           Investment decisions for the Funds are made independently from those of other investment accounts (including proprietary accounts) managed by the Manager and the Sub-Advisers. The same security is often held in the portfolio of more than one of these Funds or investment accounts. Simultaneous transactions are inevitable when several Funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one Fund or investment account.

           When two or more Funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each Fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the Fund is concerned. In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions and prices for a Fund. It is the current opinion of the Trustees that the desirability of retaining the Manager as investment adviser, or Sub-Adviser as sub-adviser, to the Funds outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

DETERMINATION OF NET ASSET VALUE

           The net asset value per share for each Fund is determined each day the Trust is open for business (normally the same days that the New York Stock Exchange (the "Exchange") is open), at 4:00 p.m. Eastern Time, by dividing the value of a Fund's net assets by the number of its shares outstanding. The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. It may also close on other days.

           Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day (with securities traded on the Nasdaq NMS and Small Cap Markets valued at the Nasdaq Official Closing Price), or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the reported bid price at the time as of which the value is being ascertained. Securities actively traded in the over-the-counter market but not designated as national market system securities are valued at the last quoted bid price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. The value of a foreign security is determined in its national currency and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the date of valuation. The procedures set forth above need not be used to determine the value of the securities owned by the Funds if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

           The Trust's Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of each Fund's debt securities. The services selected create and maintain price matrices of U.S. Government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing services are valued upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board's procedures. Short-term (having a maturity of 60 days or less) debt securities are valued at amortized cost.

FUND YIELD AND TOTAL RETURN INFORMATION

           YIELDS. Yield information may be useful to investors in reviewing a Fund's performance. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in any of the Funds of the Trust is not insured; yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation of future yields or rates of return. Yield is affected by Fund quality, Fund maturity, type of instruments held and operating expenses. When comparing a Fund's yield with that of other investments, investors should understand that certain other investment alternatives such as money-market instruments or bank accounts provide fixed yield and also that bank accounts may be insured.

           The Trust may from time to time advertise the yield of a Fund as calculated over a 30-day period. This yield will be computed by dividing the Trust's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. The average number of shares used in determining the net investment income per share will be the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. In accordance with regulations of the Securities and Exchange Commission, income will be computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all expenses incurred during the period, which include management and distribution fees. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the Prospectus. Yield is calculated according to the following formula:

              6
YEILD = 2[(X + 1) - 1]
              cd

           Where:

           x = daily net investment income, based upon the subtraction of daily accrued expenses from daily accrued income of the Fund. Income is accrued daily for each day of the indicated period based upon yield-to-maturity of each obligation held in the Fund as of the day before the beginning of any thirty-day period or as of contractual settlement date for securities acquired during the period. Mortgage and other receivables-backed securities calculate income using coupon rate and outstanding principal amount.

           c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

           d = the maximum offering price per share on the last day of the period.

           Yield does not reflect capital gains or losses, non-recurring or irregular income. Gain or loss attributable to actual monthly paydowns on mortgage or other receivables-backed obligations purchased at a discount or premium is reflected as an increase or decrease in interest income during the period.

           TAX EQUIVALENT YIELD is computed by dividing that portion of the current yield (computed as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.

           TAX EQUIVALENT YIELD =   E
                                  ----- +  t
                                   1-P
           Where:

           E = tax exempt yield

           P = stated income tax rate

           t = taxable yield

AVERAGE ANNUAL TOTAL RETURN.

           The Trust may from time to time advertise the aggregate total return of a Fund. A Fund's aggregate total return figures represent the cumulative change in the value of an investment in the Fund for the specified period and are computed by the following formula:

           ERV - P
           -------
              P

           Where:

           P = a hypothetical initial payment of $1,000.

           ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5 or 10 year period (or fractional portion thereof).

           Unaveraged or cumulative total returns reflect the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

           Each Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemption." "Average annual total return," as defined by the Securities and Exchange Commission ("SEC"), is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P (1+T)n = ERV


            Where:     P   =  a hypothetical $1,000
                       T   =  average annual total return
                       n   =  number of years
                       ERV =  ending redeemable value at the end of the
                              applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

           The computation assumes that all dividends and distributions are reinvested at the net asset value (including any applicable sales load) on the reinvestment dates during the period and that a complete redemption occurs at the end of the applicable period.

           "Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

           Where:      P   =  a hypothetical $1,000 initial investment
                       T   =  average annual total return (after taxes on
                              distributions)
                       n   =  number of years
                       ATV =  ending value at the end of the applicable
                       D   =  period of the hypothetical $1,000 investment
                              made at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemption.

           The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

           "Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:


           Where:      P   =  a hypothetical $1,000 initial investment
                       T   =  average annual total return (after taxes on
                              distributions and redemption)
                       n   =  number of years
                       ATV =  ending value at the end of the applicable
                       DR  =  period of the hypothetical $1,000 investment
                              made at the beginning of the applicable period, after taxes on fund distributions and redemption.

           The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

           From time to time the Funds may refer in advertisements to rankings and performance statistics published by (1) recognized mutual fund performance rating services including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc., (2) recognized indexes including but not limited to the Standard & Poor's Composite Stock Price Index, Russell 2000 Index, Dow Jones Industrial Average, Consumer Price Index, EAFE Index, Lehman Brothers Government/Credit Bond Index, the S&P Barra/Growth Index, the S&P/Barra Value Index, and Index and (3) Money Magazine and other financial publications including but not limited to magazines, newspapers and newsletters. Performance statistics may include yields, total returns, measures of volatility, standard deviation or other methods of portraying performance based on the method used by the publishers of the information. In addition, comparisons may be made between yields on certificates of deposit and U.S. government securities and corporate bonds, and between value stocks and growth stocks, and may refer to current or historic financial or economic trends or conditions.

           The performance of the Funds may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. ("Lipper"), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, performance may be compared to mutual fund performance indices prepared by Lipper.

           From time to time, a Fund's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc., in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance.


           The Manager, a Sub-Adviser or Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies such as general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, and a questionnaire designed to help create a personal financial profile.

           The Manager, a Sub-Adviser or Distributor may from time to time make reference to Ibbotson Associates of Chicago, Illinois ("Ibbotson") which provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

           The Manager, a Sub-Adviser or Distributor may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.


           In advertising materials, the Trust may reference or discuss its products and services, which may include: retirement investing; brokerage products and services; the effects of dollar-cost averaging and saving for college; and the risks of market timing. In addition, the Distributor may quote financial or business publications and periodicals, including model Funds or allocations, as they relate to fund management, investment philosophy, and investment techniques.

           The Funds may present their fund number, Quotron number, CUSIP number, and discuss or quote their current portfolio manager.

           VOLATILITY. The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

           Momentum indicators indicate the Funds' price movements over specific periods of time. Each point on the momentum indicator represents the Funds' percentage change in price movements over that period.

           The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

           The Funds may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 28% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

HOW TO BUY AND SELL SHARES

           PURCHASES. Shares of the Funds may be purchased at the net asset value (NAV) per share next determined, after receipt of an order by the Funds' transfer agent. All requests received in good order before 4:00 p.m. Eastern time or any day the Trust is open for business will be executed at the NAV computed on that same day. Requests received after 4:00 p.m. Eastern time or any day the Trust is open for business will receive the next business day's NAV. The Funds minimum initial investment for all accounts (including retirement plans) is $1,000. The minimum subsequent investment is $250.

           REDEMPTIONS. You have the right to sell ("redeem") all or part of your shares on any day the Funds are open. Shares will be redeemed at the NAV next computed following the receipt of your redemption request in good order. To be considered in "good order", all written requests must include an account number, amount of transaction, signature of all owners signed exactly as registered on the account. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $50,000 or more or if redemption proceeds are to be paid to someone other than the shareholder at the shareholder's address of record, the signature(s) must be guaranteed by an eligible guarantor institution, which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or credit union that is authorized by its charter to provide a signature guarantee. The Funds' transfer agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. Further documentation may be required from corporations, administrators, executors, personal representatives, trustees and custodians.

           The Funds will deduct a 2% redemption fee on your redemption amount if you sell your shares or your shares are redeemed for failure to maintain the Funds' balance minimum after holding them for less than six months. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The 2% redemption fee applies to shares redeemed by exchange with in six months of purchase. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. Shares held for six months or more are not subject to the 2% fee.

           Redemption of shares, or payment for redemptions, may be suspended at times (a) for any period during which trading on the NYSE is restricted or such exchange is closed, other than customary weekend and holiday closings, (b) for any period during which an emergency exists as a result of which disposal of securities or determination of the NAV of the Funds is not reasonably practicable, or (c) during any period when the SEC, by order, so permits, provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b) or (c) exist.

           REDEMPTIONS IN KIND. The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount of such request is large enough to affect operations. For example, if the request is greater than $250,000 or 1% of the Funds assets. The securities will be chosen by the Fund and valued at the Fund's NAV. A shareholder may incur transaction expenses in converting these securities to cash.


CERTAIN TAX CONSIDERATIONS

IN GENERAL.

       The following discussion is a summary of certain federal income tax considerations generally affecting the Trust, each Fund of the Trust, and the actual or prospective shareholders of one or more of the Funds. The discussion does not purport to be a complete discussion of the federal income tax consequences of an investment in a Fund and is not intended to constitute tax advice to any person. The discussion does not address the tax consequences of investing in any Fund under the laws of any state or local government, or the laws of any foreign jurisdiction. The discussion below does not apply to any specific category of investor or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Trust generally are not a consideration for shareholders such as tax-exempt entities and tax advantaged retirement vehicles such as an IRA or 401(k) plan. PERSONS WHO INVEST OR ARE CONSIDERING INVESTING IN ONE OR MORE OF THE FUNDS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS.

2003 TAX ACT. On May 28, 2003, the President signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JGTRRA). Among other changes, the JGTRRA includes provisions that accelerate the reduction in federal income tax rates applicable to individuals in the 27%, 30%, 35%, and 38.6% rate brackets to 25%, 28%, 33%, and 35%, respectively, accelerate the increase in the taxable income levels of the 10% rate bracket from $6,000 to $7,000 (for unmarried individuals) and $12,000 to $14,000 (for married individuals filing jointly), reduces the maximum capital gains rates applicable to individual taxpayers from 20% to 15%, and reduces the tax rate applicable to certain dividends by taxing these dividends at the long-term capital gains, rather than ordinary income, rates. The changes applicable to individual taxpayers in the 10% rate bracket are scheduled to expire for taxable years beginning after December 31, 2004.

DISTRIBUTIONS.

DISTRIBUTIONS OF NET INVESTMENT INCOME. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. The JGTRRA permits a Fund to pass-through to its shareholders who are individuals, to be taxed at the applicable capital gains rates, "qualified dividends" a Fund receives. A "qualified dividend" for this purpose is generally a dividend a Fund receives from a corporation organized under U.S. law, the law of a U.S. possession, or the law of a foreign country (other than a corporation that is a "foreign personal holding company," foreign investment company," or "passive foreign investment company") in the year, or the year immediately preceding the year, in which the corporation distributes the dividend to the Fund if the foreign country has an income tax treaty with the United States that contains an "adequate" information sharing provision. It is anticipated that the United States Treasury Department will provide guidance in the future on what constitutes an "adequate" provision. A special transitional rule will apply to most individuals for their 2003 tax year.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to United States withholding tax on distributions a Fund makes.

DISTRIBUTIONS OF CAPITAL GAINS.

CAPITAL GAIN DISTRIBUTIONS. A Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. The reduced rate applicable to net capital gains by reason of JGTRRA, discussed above, applies to capital gain dividends (net long-term capital gains over short-term capital losses) paid by a RIC from the sale of portfolio securities occurring on and after May 6, 2003. Distributions from net short-term capital gains are taxable to you as ordinary income and do not qualify for the reduced rates applicable to long-term capital gains, but are eligible for the reduced ordinary income rates applicable to individuals under JGTRRA. Any net capital gains a Fund realizes generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on a Fund.

INVESTMENTS IN FOREIGN SECURITIES. The next three paragraphs describe tax considerations that are applicable to a Fund that invests in foreign securities.

PASS-THROUGH OF FOREIGN TAX CREDITS. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund's income dividends paid to you. If more than 50% of a Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. A Fund will provide you with the information necessary to complete your personal income tax return if it makes this election. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). Under the JGTRRA, the foreign tax credit limitation applicable to individual investors must be adjusted to reflect any capital gain rate differential arising from the Fund's distribution of qualified dividends.

EFFECT OF FOREIGN SECURITIES INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce ordinary income distributions to you.

PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, a Fund may mark-to-market these securities and recognize any gains at the end of October 31 (or December 31 if a Fund is eligible for and makes the election under section 4982(e)(4) of the Code). Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS. Each Fund will inform you of the amount of your income dividends (including "qualified dividends" if you are an individual) and capital gain distributions at the time they are paid, and will advise you of their tax status for Federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

TAXES.

           ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each Fund intends to elect and qualify or has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund generally will pay no federal income tax on the income and gains it distributes to you. The Board reserves the right not to elect or maintain regulated investment company status for a Fund if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

           EXCISE TAX DISTRIBUTION REQUIREMENTS. To avoid Federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

     o    98% of its taxable ordinary income earned during the calendar year;
     o 98% of its capital gain net income earned during the twelve month period ending October 31; and
     o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF SHARES.

REDEMPTIONS. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different New River Fund, the Internal Revenue Service requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that, within 30 days before or after the date on which you redeem your shares, you buy other shares in the Fund (through reinvestment of dividends or otherwise). Any loss disallowed under these rules is added to your tax basis in your newly acquired shares.

DEFERRAL OF BASIS. If you redeem some or all of your shares in a Fund, and then reinvest the redemption proceeds in the Fund or in another New River Fund within 90 days of buying the original shares, the sales charge that might otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in the Fund is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

           U.S. GOVERNMENT SECURITIES. The income earned on certain U.S. government securities is exempt from state and local income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association
(FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

           DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. For corporate shareholders, it is anticipated that a portion of the dividends paid by certain Funds will qualify for the dividends-received deduction (an "eligible dividend"). Corporate shareholders may be allowed to deduct these eligible dividends, thereby reducing the tax that they otherwise would be required to pay. The dividends-received deduction is available only with respect to eligible dividends designated by a Fund as qualifying for this treatment. Eligible dividends generally are limited to dividends a domestic corporation distributes to the Fund. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

           INVESTMENT IN COMPLEX SECURITIES. A Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital)of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you.

DERIVATIVES. If a Fund invests in certain options, futures, forwards, or foreign currency contracts, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

CONSTRUCTIVE SALES. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position", causing it to realize gain, but not loss, on the position.

TAX STRADDLES. A Fund's investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes. Under final income tax regulations the Internal Revenue Service has issued, securities acquired as part of a "hedging transaction" may not be treated as a capital asset, and any gain or loss on the sale of these securities would be treated as ordinary income (rather than capital gain) or loss. These regulations could apply to any offsetting positions the Fund enters into to reduce its risk of loss.

SECURITIES PURCHASED AT DISCOUNT. A Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up, or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

           Each of the investments described above is subject to special tax rules that could affect the amount, timing and/or tax character of income realized by a Fund and distributed to you.

BACKUP WITHHOLDING. If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to backup withholding with respect to (a) taxable dividends and distributions, and (b) the proceeds of any redemptions of shares of a Fund. An individual's taxpayer identification number is his or her social security number. Backup withholding is not an additional tax and will be credited against a taxpayer's regular Federal income tax liability.


ADDITIONAL INFORMATION


           INDEPENDENT AUDITORS. Tait, Weller & Baker located at 1818 Market Street, Suite 2400 Philadelphia, PA 19103-3638 serves as the independent auditors of the Trust and of each Fund. Their services include auditing the annual financial statements and financial highlights of each Fund as well as other related services.


           TRUST COUNSEL. Stradley Ronon Stevens & Young, LLP, located at 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, acts as the Trust's legal counsel.

           CUSTODIAN. The Bank of New York, located at 15 Broad Street, 7th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

           DISTRIBUTION OPTIONS. Shareholders may change their distribution options by giving the Transfer Agent three days prior notice in writing.

           RETIREMENT PLANS. The Distributor may print advertisements and brochures concerning retirement plans, lump sum distributions and 401-(k) plans. These materials may include descriptions of tax rules, strategies for reducing risk and descriptions of 401-(k) programs. From time to time hypothetical investment programs illustrating various tax-deferred investment strategies will be used in brochures, sales literature, and omitting prospectuses. The following examples illustrate the general approaches that will be followed. These hypotheticals will be modified with different investment amounts, reflecting the amounts that can be invested in different types of retirement programs, different assumed tax rates, and assumed rates of return. They should not be viewed as indicative of past or future performance of any of the Distributor's products.

PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE FUNDS


            A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any of the Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of September 15, 2003, the officers and Trustees of the Trust, as a group, owned less that 1% of the outstanding shares of each of the Funds. The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds as of September 15, 2003.

           Control Persons of the Core Equity Fund

------------------------------------------------------ -------------------------------------------- -------------------------------
Name and Address                                       Shares                                       %Ownership
------------------------------------------------------ -------------------------------------------- -------------------------------
New River Advisers LLC                                 3334                                         100%
1902 Downey Street
Radford, VA 24141
------------------------------------------------------ -------------------------------------------- -------------------------------

Control Persons of the Core Fixed Income Fund
------------------------------------------------------ -------------------------------------------- -------------------------------
Name and Address                                       Shares                                       %Ownership
------------------------------------------------------ -------------------------------------------- -------------------------------
New River Advisers LLC                                 3333                                         100%
1902 Downey Street
Radford, VA 24141
------------------------------------------------------ -------------------------------------------- -------------------------------

Control Persons of the Small Cap Fund
------------------------------------------------------ -------------------------------------------- -------------------------------
Name and Address                                       Shares                                       %Ownership
------------------------------------------------------ -------------------------------------------- -------------------------------
New River Advisers LLC                                 3333                                         100%
1902 Downey Street
Radford, VA 24141
------------------------------------------------------ -------------------------------------------- -------------------------------


FINANCIALS STATEMENTS



               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
NEW RIVER FUNDS
RADFORD, VIRGINIA


We have audited the accompanying statements of assets and liabilities of New River Small Cap Fund, New River Core Equity Fund and New River Core Fixed Income Fund (each a series of the New River Funds) as of September 15, 2003. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements of assets and liabilities referred to above presents fairly, in all material respects, the financial position of each of the Funds constituting the New River Funds as of September 15, 2003, in conformity with accounting principles generally accepted in the United States of America.





                                                        TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
SEPTEMBER 15, 2003





NEW RIVER FUNDS

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 15, 2003
--------------------------------------------------------------------------------
                                          SMALL      CORE     CORE FIXED
                                           CAP      EQUITY      INCOME

ASSETS
    Cash                                 $ 33,330  $ 33,340  $ 33,330
                                         ========  ========  ========


LIABILITIES
    Accrued expenses                     $   --    $   --    $   --
                                         ------  ----------  --------


NET ASSETS                                $33,330   $33,340   $33,330
                                         ========  ========  ========

Shares of beneficial interest,
  unlimited authorized
without par value                           3,333     3,334     3,333

Net asset value, offering and
  redemption price per share             $  10.00  $  10.00  $  10.00
                                         ========  ========  ========

At September 15, 2003 the components of
  net assets were as follows:
    Paid-in capital                      $ 33,330  $ 33,340  $ 33,330
                                         ========  ========  ========














--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------

NEW RIVER FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 15, 2003
--------------------------------------------------------------------------------

(1)    ORGANIZATION

       New River Funds (the "Fund") has applied for registration under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and seeks authorization to issue shares of beneficial interest. The Fund intends to offer shares of capital stock in three portfolios: New River Small Cap Fund, New River Core Equity Fund and New River Core Fixed Income Fund.

       The Fund was formed as a statutory trust on April 8, 2003 under the laws of the State of Delaware. The Fund had no operations from that date to September 15, 2003, other than those relating to organizational matters and the registration of its shares under applicable securities laws. The investment adviser purchased the initial shares of each portfolio of the Fund at $10 a share on September 15, 2003.


(2)    START-UP COST/OTHER

       New River Advisers LLC (the "Manager") has assumed all start-up costs associated with the organization of the Fund. The Manager has contractually agreed to waive its management fee and/or reimburse expenses until December 31, 2004, so that total annual fund operating expenses do not exceed the following percentages of the average daily net assets of each portfolio: New River Small Cap Fund- 2.00%; New River Core Equity Fund- 1.80%; New River Core Fixed Income Fund- 1.60%.

APPENDIX A -- RATINGS

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

           Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

           Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

           A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

           Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

           Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

           B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

           Moody's applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

           AAA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

           AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

           A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

           BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

           BB and B. Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                 NEW RIVER FUNDS

                                     PART C

                                OTHER INFORMATION

ITEM 23.   EXHIBITS.


           (a)(1) Agreement and Declaration of Trust. Previously Filed on June 25, 2003 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

           (a)(2) Certificate of Trust. Previously Filed on June 25, 2003 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

            (b) By-Laws. Previously Filed on June 25, 2003 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.


           (c)            Instruments Defining Rights of Security Holders.

                          See Article III, "Shares" and Article V "Shareholders' Voting Powers and Meetings" of the Registrant's Agreement and Declaration of Trust.

                          See also, Article II, "Meetings of Shareholders" of the Registrant's By-Laws.


           (d)(1) Form of Management Agreement between the Registrant, on behalf of its series, New River Core Equity Fund, New River Core Fixed Income Fund and New River Small Cap Fund, and New River Advisers LLC, filed herewith.

           (d)(2) Form of Sub-Advisory Agreement relating to New River Core Equity Fund, between New River Advisers LLC and Howe and Rusling, Inc., filed herewith.

           (d)(3) Form of Sub-Advisory Agreement relating to New River Small Cap Fund, between New River Advisers LLC and Michael W. Cook Asset Management, Inc., filed herewith.

           (d)(4) Form of Sub-Advisory Agreement relating to New River Fixed Income Fund, between New River Advisers LLC and Howe and Rusling, Inc., filed herewith.

           (e) Form of Underwriting Agreement between New River Advisers LLC and Aquarius Fund Distributors Inc., filed herewith.


           (f)            Bonus or Profit Sharing Contracts.

                          Not Applicable.


           (g) Form of Custody Agreement between the Registrant and Bank of New York, filed herewith.

           h)(1) Form of Fund Accounting Service Agreement between the Registrant and Gemini Fund Services, LLC, filed herewith.

           (h)(2) Form of Administration Service Agreement between the Registrant and Gemini Fund Services, LLC, filed herewith.

           (h)(3) Form of Transfer Agency Service Agreement between the Registrant and Gemini Fund Services, LLC, filed herewith.

           (i)            Opinion and Consent of Counsel filed herewith.

           (j)(1) Consent of Independent Auditors - Tait, Weller & Baker filed herewith.

           (j)(2) Consent of Independent Auditors - Ashland Partners & Co. LLP filed herewith.

           (j)(3)         Power of Attorney - Vijay Singal filed herewith.

           (j)(4)         Power of Attorney - Doit L. Koppler II filed herewith.

           (j)(5)         Power of Attorney - William Fry filed herewith.


           (k)            Omitted Financial Statements.

                          Not Applicable.

           (l)            Initial Capital Agreements.

                          Not Applicable


           (m) Form of Rule 12b-1 Plan for each series of the Registrant, filed herewith.


           (n)            Rule 18f-3 Plan.

                          Not Applicable.


           (p)(1)         Code of Ethics New River Advisers LLC filed herewith.


           (p)(2) Code of Ethics of Michael W. Cook Asset Management, Inc. filed herewith.


           (p)(3) Code of Ethics of Howe and Rusling, Inc. filed herewith.


           (p)(4)         Code of Ethics of Aquarius Fund Distributors, Inc.
                          filed herewith.


           (p)(5)         Code of Ethics of New River Funds filed herewith.



ITEM 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

           None.

ITEM 25.   INDEMNIFICATION.

           Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer's or Trustee's performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing contained in the Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

           Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person's capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.


ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

The principal business of New River Advisers LLC is the management of the New River Funds. The principal business of each sub-adviser is to provide investment counsel and advice to a wide variety of clients.

For information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of New River Advisers
LLC is or has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee within the last two fiscal years, the Form ADV of New River Advisers LLC (File #801-62172), which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended, (the "Advisers Act") is hereby incorporated by reference.

For information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of Michael W. Cook Asset Management, Inc. is or has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee within the last two fiscal years, the Form ADV of Michael W. Cook Asset Management, Inc. (File #801-34451), which is currently on file with the SEC as required by the Advisers Act, is hereby incorporated by reference.

For information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of Howe and Rusling, Inc. is or has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee within the last two fiscal years, the Form ADV of Howe and Rusling, Inc. (File #801-294), which is currently on file with the SEC as required by the Advisers Act, is hereby incorporated by reference.

ITEM 27.   PRINCIPAL UNDERWRITER.


           (a) Aquarius Fund Distributors, Inc., the principal underwriter of the Registrant, also acts as principal underwriter for the following:

                     N/A

           (b) Herewith is the information required by the following table with respect to each director, officer or partner of the underwriter named in answer to Item 20 of Part B:


              NAME AND PRINCIPAL          POSITION & OFFICES                  POSITIONS & OFFICES

               BUSINESS ADDRESS            WITH UNDERWRITER                     WITH REGISTRANT
               ----------------            ----------------                     ---------------
        Ann Zemann                  President, Chairman of the Board,
        4020 S. 147th Street        Director, and Chief Compliance Officer
        Omaha, NE  68137                                                             None
        Michael Miola
        11048 Acacia Drive
        Scottsdale, AZ  85255                         Director                       None
        W. Patrick Clarke
        4020 S. 147th Street
        Omaha, NE  68137                              Director                       None
        Susan Kineen
        4020 S. 147th Street
        Omaha, NE  68137                             Treasurer                       None
        Brian Nielsen
        4020 S. 147th Street
        Omaha, NE  68137                             Secretary                       None




           (c) Not Applicable.


ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS.

           Each account, book or other document required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended and Rules (17 CFR 270-31a-1 to 31a-3) promulgated thereunder, is in the physical possession of New River Advisers LLC, 1902 Downey Street, Radford, Virginia 24141, Howe and Rusling, Inc., 120 East Avenue, Rochester, New York, 14604, Cook Mayer Taylor, 5170 Sanderlin Avenue, Memphis, Tennessee 38117, Aquarius fund Distributors Inc., 4020 South 147th Street, Omaha, Nebraska 68137 and Gemini Fund Services, LLC, 150 Motor Parkway, Hauppage, NY 11788 and 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.


ITEM 29.   MANAGEMENT SERVICES.

           There are no management related service contracts not discussed in Part A or Part B.


ITEM 30.   UNDERTAKINGS.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in response to item 25, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Radford, and the Commonwealth of Virginia, on the 1st day of October, 2003.


                                      New River Funds


                                      /S/  DOIT L. KOPPLER II
                                      ---------------------------------------
                                      Doit L. Koppler II
                                      Chairman, Chief Financial Officer,
                                      Treasurer and Trustee


         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and the date(s) indicated.



--------------------------------- -------------------------------------- -----------------------
               SIGNATURE                          TITLE                          DATE
--------------------------------- -------------------------------------- -----------------------
/S/ DOIT L. KOPPLER II
----------------------
                                  Chairman, Chief Financial Officer,
Doit L. Koppler II               Treasurer and Trustee                  October 1, 2003
--------------------------------- -------------------------------------- -----------------------

/S/ ROBERT PATZIG
-----------------

Robert Patzig                     Chief Executive Officer                October 1, 2003
--------------------------------- -------------------------------------- -----------------------

/S/ VIJAY SINGAL
----------------

Vijay Singal*                     Trustee                                October 1, 2003
--------------------------------- -------------------------------------- -----------------------

/S/ WILLIAM FRY
---------------

William Fry*                      Trustee                                October 1, 2003
--------------------------------- -------------------------------------- -----------------------

*BY /S/ THEODORE FISHER
------------------------
       Theodore Fisher, Attorney-in-Fact


                                  EXHIBIT INDEX
                       EXHIBITS                                 EXHIBIT NO.

Form of Management Agreement between the                        EX-99.d.1
Registrant, on behalf of its series,
New River Core Equity Fund, New
River Core Fixed Income Fund,
and New River Small Cap
Fund, and New River Advisers LLC

Form of Sub-Advisory Agreement relating to                      EX-99.d.2
New River Core Equity Fund,
between New River Advisers LLC and
Howe and Rusling, Inc.

Form of Sub-Advisory Agreement relating to                      EX-99.d.3
New River Small Cap Fund, between
New River Advisers LLC and Michael W.
Cook Asset Management, Inc.

Form of Sub-Advisory Agreement relating to                      EX-99.d.4
New River Core Fixed Income Fund,
between New River Advisers LLC
and Howe and Rusling, Inc.

Form of Underwriting Agreement between
New River Advisers LLC and                                      EX-99.e
Aquarius Fund Distributors, Inc.

Form of Custody Agreement between the                           EX-99.g
Registrant and The Bank of New York

Form of Fund Accounting Service Agreement between the           EX-99.h.1
Registrant and Gemini Fund Services, LLC

Form of Administration Service Agreement between the            EX-99.h.2
Registrant and Gemini Fund Services, LLC

Form of Transfer Agency Service Agreement between the           EX-99.h.3
Registrant and Gemini Fund Services, LLC

Opinion and Consent of Counsel                                  EX-99.i

Consent of Independent Auditors - Tait, Weller & Baker          EX-99.j.1

Consent of Independent Auditors -                               EX-99.j.2
Ashland Partners & Co LLP

Power of Attorney - Vijay Singal                                EX-99.j.3

Power of Attorney - Doit L. Koppler II                          EX-99.j.4

Power of Attorney - William Fry                                 EX-99.j.5

Form of Rule 12b-1 Plan for each                                EX-99.m
series of the Registrant

Code of Ethics of New River Advisers LLC                        EX-99.p.1

Code of Ethics of Michael W. Cook                               EX-99.p.2
Asset Management, Inc.

Code of Ethics of Howe and Rusling, Inc.                        EX-99.p.3

Code of Ethics of Aquarius Fund Distributors, Inc.              EX-99.p.4

Code of Ethics of New River Funds                               EX-99.p.5